[front cover]

September 30, 2000

AMERICAN CENTURY
ANNUAL REPORT

Target Maturities Trust:
  2000
  2005
  2010
  2015
  2020
  2025


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]


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[Dalbar Seal]
Dalbar rated for Communication - 2000

    American   Century' s  fund  performance  reports  have  been  awarded  the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

TARGET MATURITIES TRUST: 2000
(BTMTX)
----------------------------------

TARGET MATURITIES TRUST: 2005
(BTFIX)
----------------------------------

TARGET MATURITIES TRUST: 2010
(BTTNX)
----------------------------------

TARGET MATURITIES TRUST: 2015
(BTFTX)
----------------------------------

TARGET MATURITIES TRUST: 2020
(BTTTX)
----------------------------------

TARGET MATURITIES TRUST: 2025
(BTTRX)
----------------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The American Century Target funds produced strong returns during the year ended September 30, 2000. A slowdown in economic growth, a continuation of modest inflation, and a bond buyback program by the federal government created a favorable environment for Treasury bonds. Our investment management team provides further details starting on page 4.

     The Target funds will reach another milestone on December 15, when the
Target: 2000 portfolio matures. Target: 2000 shareholders have already been notified and given instructions on how to close their accounts.

     In keeping with our past history of introducing a new Target fund every five years, the Target: 2030 portfolio is currently in the planning stages. Look for an announcement and more detailed information in the first quarter of 2001.

     Turning to corporate matters, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., a substantial minority shareholder in American Century Companies, Inc. since 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century is not affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we have chosen to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, leveraging our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will be continuing involvement on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    4
TARGET: 2000
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Schedule of Investments ................................................    7
TARGET: 2005
   Performance Information ................................................    8
   Management Q&A .........................................................    9
   Schedule of Investments ................................................   11
TARGET: 2010
   Performance Information ................................................   12
   Management Q&A .........................................................   13
   Schedule of Investments ................................................   15
TARGET: 2015
   Performance Information ................................................   16
   Management Q&A .........................................................   17
   Schedule of Investments ................................................   19
TARGET: 2020
   Performance Information ................................................   20
   Management Q&A .........................................................   21
   Schedule of Investments ................................................   23
TARGET: 2025
   Performance Information ................................................   24
   Management Q&A .........................................................   25
   Schedule of Investments ................................................   27
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   28
   Statement of Operations ................................................   30
   Statement of Changes
      in Net Assets .......................................................   32
   Notes to Financial
      Statements ..........................................................   34
   Financial Highlights ...................................................   39
   Report of Independent
      Accountants .........................................................   51
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   52
   Background Information
      Investment Philosophy
         and Policies .....................................................   53
      Comparative Indices .................................................   53
      Fund Benchmarks .....................................................   53
      Investment Team
         Leaders ..........................................................   53
   Glossary ...............................................................   54


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Zero-coupon Treasury bonds (zeros) produced healthy returns during the year ended September 30, 2000.

* During the first half of the year, short-term yields rose as the Federal Reserve raised interest rates, while longer-term yields fell on expectations of reduced supply.

* As a result, the yield curve inverted, meaning short-term zero yields were higher than long-term yields.

* The yield inversion unwound during the latter part of the period--short-term yields fell after slowing economic growth convinced investors that the Fed was done raising rates, while longer-term yields were steady to slightly higher.

* The Treasury market has priced in a Fed rate cut, which we think is overly aggressive based on the economic environment.

TARGET: 2000

*   The fund posted a solid return in its last full fiscal year.

*   The portfolio will be liquidated on December 15.

* As the portfolio's zeros mature, we've been investing in zeros and Treasury notes maturing in November and December.

* The fund still holds a number of zeros that mature in 2001; we'll look to sell those to meet shareholder withdrawals as the liquidation date approaches.

TARGET: 2005

*   The fund posted a solid return during its fiscal year.

* Shareholders withdrew about 40% of the fund's assets, most of which was by a large institutional investor. We sold STRIPS to meet these withdrawals.

* We also increased our holdings of non-STRIPS zeros because they had unusually high yields relative to STRIPS. This lowered the percentage of STRIPS in the portfolio to 25%, the minimum the fund can hold.

* However, STRIPS outperformed other types of zeros, so this positioning caused the fund to underperform its STRIPS benchmark for the year.

* Looking ahead, we will continue to emphasize non-STRIPS zeros in the portfolio; their higher yields should add to the fund's long-term returns.

TARGET: 2010

*   The fund posted healthy gains during its fiscal year.

* About two-thirds of the portfolio was invested in REFCORPs and receipt zeros because they had unusually high yields relative to STRIPS.

* However, STRIPS outperformed other types of zeros, so this positioning caused the fund to underperform its STRIPS benchmark for the year.

* Looking ahead, we will continue to emphasize non-STRIPS zeros in the portfolio; their higher yields should add to the fund's long-term returns.

[left margin]

                   TARGET: 2000(1)
                       (BTMTX)
    TOTAL RETURNS:                 AS OF 9/30/00
       6 Months                            2.81%(2)
       1 Year                              5.00%
    INCEPTION DATE:                      3/25/85
    NET ASSETS:                   $158.3 million(3)

                   TARGET: 2005(1)
                       (BTFIX)
    TOTAL RETURNS:                 AS OF 9/30/00
       6 Months                            4.96%(2)
       1 Year                              6.26%
    INCEPTION DATE:                      3/25/85
    NET ASSETS:                   $277.9 million(3)

                   TARGET: 2010(1)
                       (BTTNX)
    TOTAL RETURNS:                 AS OF 9/30/00
       6 Months                            5.60%(2)
       1 Year                              8.75%
    INCEPTION DATE:                      3/25/85
    NET ASSETS:                   $232.8 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 5, 8, and 12.
Investment terms are defined in the Glossary on pages 54-55.


2      1-800-345-2021


Report Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

TARGET: 2015

*   The fund posted strong gains during its fiscal year.

* Shareholders withdrew about 40% of the fund's assets, most of which was by a large institutional investor. We sold STRIPS to meet these withdrawals.

* We also increased our holdings of REFCORPs in the past year because they had unusually high yields relative to STRIPS. This lowered the percentage of STRIPS in the portfolio to 28%, just above the 25% minimum the fund can hold.

* STRIPS outperformed REFCORPs, so this positioning caused the fund to underperform its STRIPS benchmark for the year. However, the fund's REFCORP holdings enabled it to beat its benchmark over the past six months.

* Looking ahead, we will continue to emphasize REFCORPs in the portfolio; their higher yields should add to the fund's long-term returns.

TARGET: 2020

*   The fund posted very strong gains during its fiscal year.

* About three-quarters of the portfolio was invested in REFCORPs because they had unusually high yields relative to STRIPS.

* STRIPS outperformed REFCORPs, so this positioning caused the fund to underperform its STRIPS benchmark for the year. However, the fund's REFCORP holdings enabled it to beat its benchmark by a wide margin over the past six months.

* Looking ahead, we will continue to emphasize REFCORPs in the portfolio; their higher yields should add to the fund's long-term returns.

TARGET: 2025

*   The fund posted strong gains during its fiscal year.

* Shareholders withdrew about 40% of the fund's assets after a financial advisor recommended that his clients sell some of their shares. We sold STRIPS to meet these withdrawals.

* We also increased our holdings of REFCORPs, bringing their weighting up to nearly 30% of the portfolio, because they had unusually high yields relative to STRIPS.

* STRIPS outperformed REFCORPs, so this positioning caused the fund to underperform its STRIPS benchmark for the year. However, the fund's REFCORP holdings enabled it to beat its benchmark over the past six months.

* Looking ahead, we will maintain the portfolio's 30% position in REFCORPs; their higher yields should add to the fund's long-term returns.

[right margin]

                   TARGET: 2015(1)
                       (BTFTX)
    TOTAL RETURNS:                AS OF 9/30/00
       6 Months                           4.85%(2)
       1 Year                            11.55%
    INCEPTION DATE:                      9/1/86
    NET ASSETS:                  $134.7 million(3)

                   TARGET: 2020(1)
                       (BTTTX)
    TOTAL RETURNS:                AS OF 9/30/00
       6 Months                           3.17%(2)
       1 Year                            13.66%
    INCEPTION DATE:                    12/29/89
    NET ASSETS:                  $245.0 million(3)

                   TARGET: 2025(1)
                       (BTTRX)
    TOTAL RETURNS:                AS OF 9/30/00
       6 Months                           0.03%(2)
       1 Year                            11.82%
    INCEPTION DATE:                     2/15/96
    NET ASSETS:                  $515.7 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 16, 20, and 24. Investment terms are defined in the Glossary on pages 54-55.


                                                www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE OVERVIEW

     The year ended September 30, 2000, provided a favorable environment for zero-coupon Treasury bonds (zeros). Despite some interest rate volatility, zeros performed well across the board, with returns ranging from 5-20% (see the table at left).

THE CURVE TWISTS

     Although it was a generally positive year for bonds, changing economic expectations and supply considerations put some unusual twists into the Treasury zero yield curve (see the graph at left).

     In late 1999 and early 2000, short-term zero yields rose substantially in anticipation of several interest rate increases by the Federal Reserve. Strong economic growth led the Fed to raise short-term rates six times between mid-1999 and mid-2000 to keep a lid on inflation.

     At the same time, longer-term zero yields were falling as a result of reduced supply. The federal budget surplus enabled the government to cut back new issuance of Treasury bonds and even buy back some existing bonds to lower the public debt. The government bought back about $20 billion in longer-term Treasury bonds during the first nine months of 2000.

     These divergent yield movements caused the zero yield curve to invert, which means short-term zeros had higher yields than long-term zeros (see the 3/31/00 yield curve in the graph at left). Ordinarily, the opposite is true--long-term bonds have higher yields to compensate for the longer time commitment.

THE ECONOMY TURNS

     By mid-2000, the bond market's expectations for the U.S. economy began to change. Evidence that the Fed's six rate hikes were taking hold and slowing the economy began to appear. That, in turn, gave bond investors confidence that the Fed was finished raising rates for the time being. As a result, short-term zero yields reversed course and moved lower.

     In contrast, long-term bond yields were steady to slightly higher during the last few months of the period. Although the Treasury buybacks continued, the effects had already been factored into the market. In addition, soaring oil prices raised the possibility of higher inflation. The price of oil was up more than 20% during the first nine months of 2000 and reached a 10-year high in September.

     By the end of the period, the zero yield curve had unwound nearly all of its inversion and became relatively flat, with little difference between yields across the maturity spectrum.

[left margin]

"CHANGING ECONOMIC EXPECTATIONS AND SUPPLY CONSIDERATIONS PUT SOME UNUSUAL TWISTS INTO THE TREASURY ZERO YIELD CURVE."

[line graph - data below]

YIELD CURVE FOR TREASURY ZEROS

Years
to Maturity       9/30/99           3/31/00           9/30/00
1                 5.340%            6.090%            5.940%
2                 5.496%            6.230%            5.925%
3                 5.652%            6.310%            5.910%
4                 5.808%            6.350%            5.895%
5                 5.964%            6.380%            5.880%
6                 6.120%            6.360%            5.920%
7                 6.182%            6.340%            5.940%
8                 6.244%            6.330%            5.970%
9                 6.306%            6.320%            6.010%
10                6.368%            6.310%            6.040%
11                6.430%            6.300%            6.068%
12                6.462%            6.280%            6.096%
13                6.494%            6.270%            6.124%
14                6.526%            6.250%            6.152%
15                6.558%            6.230%            6.180%
16                6.590%            6.210%            6.180%
17                6.605%            6.170%            6.170%
18                6.600%            6.150%            6.170%
19                6.590%            6.130%            6.160%
20                6.590%            6.100%            6.140%
21                6.590%            6.080%            6.126%
22                6.536%            6.050%            6.112%
23                6.482%            6.000%            6.098%
24                6.428%            5.990%            6.084%
25                6.374%            5.950%            6.070%
26                6.320%            5.900%            6.056%
27                6.293%            5.870%            6.042%
28                6.265%            5.810%            6.028%
29                6.238%            5.770%            6.014%
30                6.210%            5.730%            6.000%

ZERO-COUPON TREASURY BOND
RETURNS (FOR THE YEAR ENDED 9/30/00)
   Coupon STRIPS maturing 11/15/00         5.54%
   Coupon STRIPS maturing 11/15/05         7.28%
   Coupon STRIPS maturing 11/15/10        10.45%
   Coupon STRIPS maturing 11/15/15        13.93%
   Coupon STRIPS maturing 11/15/20        16.64%
   Coupon STRIPS maturing 11/15/25        12.85%

Source: Bloomberg Financial Markets


4      1-800-345-2021


Target: 2000--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                    INVESTOR CLASS (INCEPTION 3/25/85)              ADVISOR CLASS (INCEPTION 8/20/98)
                 TARGET       11/15/00      MERRILL LYNCH        TARGET       11/15/00      MERRILL LYNCH
               MATURITIES     MATURITY        LONG-TERM        MATURITIES     MATURITY        LONG-TERM
              TRUST: 2000   STRIPS ISSUE    TREASURY INDEX    TRUST: 2000   STRIPS ISSUE    TREASURY INDEX
================================================================================================================
6 MONTHS(1)       2.81%        3.10%            3.80%             2.68%         3.10%           3.80%
1 YEAR            5.00%        5.54%            9.72%             4.74%         5.54%           9.72%
================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           5.46%        6.00%            7.34%              --            --              --
5 YEARS           5.60%        6.15%            7.46%              --            --              --
10 YEARS          8.88%        9.33%           10.05%              --            --              --
LIFE OF FUND     11.17%       12.40%(2)        11.21%(2)          4.54%         4.93%(3)        2.42%(3)

(1)  Returns for periods less than one year are not annualized.

(2) Since 3/31/85, the date nearest the class's inception for which data are available.

(3) Since 8/31/98, the date nearest the class's inception for which data are available.

See pages 52-54 for information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 9/30/00
Merrill Lynch Long-Term
   Treasury Index            $26,056
11/15/00 STRIPS Issue        $24,405
Target: 2000                 $23,410

                                  Merrill Lynch
                                    Long-Term            11/15/00
                 Target: 2000     Treasury Index       STRIPS Issue
DATE                VALUE              VALUE              VALUE
9/30/90            $10,000            $10,000            $10,000
9/30/91            $12,218            $12,050            $12,295
9/30/92            $14,420            $13,767            $14,542
9/30/93            $16,793            $16,563            $16,974
9/30/94            $15,527            $14,804            $15,713
9/30/95            $17,831            $18,188            $18,107
9/30/96            $18,548            $18,618            $18,947
9/30/97            $19,965            $21,070            $20,490
9/30/98            $21,756            $25,699            $22,435
9/30/99            $22,295            $23,748            $23,124
9/30/00            $23,410            $26,056            $24,405

$10,000 investment made 9/30/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2000 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line graph - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY
TARGET: 2000
            Actual Share Price      Anticipated Value at Maturity
               (Historical)           (Estimated Share Price)
1985              $26.77                     $100.00
                  $35.44                     $100.00
                  $33.33                     $98.69
                  $37.16                     $97.43
                  $44.52                     $96.21
1990              $47.33                     $97.59
                  $57.11                     $98.91
                  $61.947                    $101.16
                  $71.526                    $100.708
                  $66.598                    $100.829
1995              $80.408                    $100.992
                  $79.947                    $101.102
                  $86.06                     $101.13
                  $93.78                     $101.78
                  $94.58                     $101.71
2000              $96.11                     $101.51
                  $98.16                     $101.95
                  $100.92                    $102.00

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 54), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                www.americancentury.com      5


Target: 2000--Q&A
--------------------------------------------------------------------------------
[photo of Jeremy Fletcher]    [photo of Dave Schroeder]

     An interview with Jeremy Fletcher and Dave Schroeder, portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM?

     Target: 2000 produced a solid return in its last full year of existence. For the fiscal year ended September 30, 2000, the portfolio returned 5.00%, compared with the 5.54% return of its benchmark, a STRIPS issue maturing on November 15, 2000.* (See the previous page for other fund performance comparisons.)

     It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

THE FUND HAS REACHED ITS TARGET YEAR AND IS QUICKLY APPROACHING THE END OF ITS LIFE SPAN. WHAT HAPPENS NEXT?

     The portfolio will be liquidated on December 15. Shareholders should already have received a letter notifying them about the liquidation and their options for closing their accounts.

     Target: 2000 will be the third Target fund--following the 1990 and 1995 portfolios--to reach maturity. When we opened the portfolio in 1985, we targeted a final share price of $100; we currently expect the share price to be around $102 at liquidation.

     The Target portfolios are designed to give investors a dependable way to reach their long-term financial goals, and we hope that Target: 2000 has successfully achieved that goal for its shareholders.

EVEN THOUGH TARGET: 2000'S LIQUIDATION DATE IS IN DECEMBER, THE PORTFOLIO STILL OWNS ZERO-COUPON BONDS (ZEROS) MATURING IN 2001. HOW COME?

     Throughout the portfolio's existence, we've been able to buy zeros that mature within a year of the target year--that is, from 1999 to 2001. Many of the 2001-maturity zeros in the portfolio have been there for years, and we originally bought them for higher yields and diversification outside of the target year.

     We started selling these zeros over the past few months, and we plan to continue doing so as we approach the liquidation date. It's likely that many investors will take their money out of the portfolio before December 15, and this may give us the opportunity to sell our 2001-maturity zeros.

HOW WILL YOU MANAGE THE FUND BETWEEN NOW AND ITS LIQUIDATION DATE?

     As the fund's zero-coupon bonds mature, we'll continue to invest the proceeds in zeros maturing on November 15, as well as Treasury notes maturing on November 30 and December 31. We'll also be looking at Treasury bills and other short-term securities maturing in December as possible fund investments.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                            9/30/00      9/30/99
NUMBER OF SECURITIES          23           56
ANTICIPATED GROWTH
    RATE                     5.62%        5.08%
WEIGHTED AVERAGE
    MATURITY DATE          12/10/00      11/3/00
ANTICIPATED VALUE AT
    MATURITY (AVM)*         $102.00      $101.51
EXPENSE RATIO (FOR
    INVESTOR CLASS)          0.59%        0.59%

* See graph on page 5.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

[pie chart - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                         AS OF SEPTEMBER 30, 2000
STRIPS                               28%
REFCORPS                             27%
TRS                                  24%
U.S. TREASURY NOTES                  15%
OTHER                                 6%

Investment terms are defined in the Glossary on pages 54-55.


6      1-800-345-2021


Target: 2000--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 58.2%
             $ 22,570,000  STRIPS -- COUPON, 6.36%,
                              11/15/00                             $ 22,406,444
               21,891,000  STRIPS -- PRINCIPAL, 7.42%,
                              11/15/00                               21,732,365
                  289,250  TBR, 5.63%, 11/15/00                         286,977
                  250,000  TR, 5.98%, 11/15/00                          248,074
                  200,000  TR, 6.67%, 11/15/00                          198,459
                   29,600  TR, 8.49%, 11/15/00                           29,372
                      843  TR, 9.43%, 11/15/00                              837
                   75,000  CATS, 5.34%, 2/15/01                          73,315
                1,349,000  CATS, 6.98%, 2/15/01                       1,318,687
                2,778,750  CUBES, 6.93%, 2/15/01                      2,716,212
                   87,280  TBR, 5.63%, 2/15/01                           85,279
                1,631,000  TIGR, 5.52%, 2/15/01                       1,594,178
                1,658,000  TIGR, 5.52%, 2/15/01                       1,620,568
                1,745,000  TIGR, 5.64%, 2/15/01                       1,705,604
                1,143,650  TR, 5.52%, 2/15/01                         1,117,952
                2,790,000  TR, 5.52%, 2/15/01                         2,727,308
                4,130,428  TR, 6.32%, 2/15/01                         4,037,616
               30,177,000  TR, 6.52%, 2/15/01                        29,498,908
                   44,000  TIGR, 5.39%, 5/15/01                          42,289
                                                                   ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                  91,440,444
                                                                   ------------
   (Cost $91,380,325)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 26.6%
             $ 39,473,000  REFCORP STRIPS -- COUPON,
                              6.33%, 10/15/00                      $ 39,384,101
                2,497,000  REFCORP STRIPS -- COUPON,
                              6.54%, 1/15/01                          2,455,282
                                                                   ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                    41,839,383
                                                                   ------------
   (Cost $41,831,646)

U.S. TREASURY SECURITIES -- 15.2%
               11,000,000  U.S. Treasury Notes, 4.625%,
                              11/30/00                               10,969,069
               13,000,000  U.S. Treasury Notes, 4.625%,
                              12/31/00                               12,939,069
                                                                   ------------
TOTAL U.S. TREASURY SECURITIES                                       23,908,138
                                                                   ------------
   (Cost $23,907,220)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $157,187,965
                                                                   ============
   (Cost $157,119,191)

NOTES TO SCHEDULE OF INVESTMENTS

CATS = Certificates of Accrual of Treasury Securities

CUBES = Coupons Under Book Entry Safekeeping

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TBR = Treasury Bond Receipts

TIGR = Treasury Investment Growth Receipts

TR = Treasury Receipts

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


See Notes to Financial Statements               www.americancentury.com      7


Target: 2005--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                    INVESTOR CLASS (INCEPTION 3/25/85)              ADVISOR CLASS (INCEPTION 8/3/98)
                 TARGET       11/15/05      MERRILL LYNCH        TARGET       11/15/05      MERRILL LYNCH
               MATURITIES     MATURITY        LONG-TERM        MATURITIES     MATURITY        LONG-TERM
              TRUST: 2005   STRIPS ISSUE    TREASURY INDEX    TRUST: 2005   STRIPS ISSUE    TREASURY INDEX
================================================================================================================
6 MONTHS(1)       4.96%        5.48%            3.80%            4.85%         5.48%            3.80%
1 YEAR            6.26%        7.28%            9.72%            6.03%         7.28%            9.72%
================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           6.11%        6.76%            7.34%             --                --               --
5 YEARS           6.37%        6.97%            7.46%             --                --               --
10 YEARS         10.76%       11.18%           10.05%             --                --               --
LIFE OF FUND     12.81%       14.30%(2)        11.21%(2)         3.71%         4.89%(3)         4.45%(3)

(1)  Returns for periods less than one year are not annualized.

(2) Since 3/31/85, the date nearest the class's inception for which data are available.

(3) Since 7/31/98, the date nearest the class's inception for which data are available.

See pages 52-54 for information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 9/30/00
11/15/05 STRIPS Issue        $28,851
Target: 2005                 $27,790
Merrill Lynch Long-Term
   Treasury Index            $26,056

                                  Merrill Lynch
                                    Long-Term            11/15/05
                 Target: 2005     Treasury Index       STRIPS Issue
DATE                VALUE              VALUE              VALUE
9/30/90            $10,000            $10,000            $10,000
9/30/91            $12,664            $12,050            $12,755
9/30/92            $14,845            $13,767            $14,912
9/30/93            $18,688            $16,563            $18,995
9/30/94            $16,305            $14,804            $16,333
9/30/95            $20,408            $18,188            $20,605
9/30/96            $20,849            $18,618            $21,121
9/30/97            $23,267            $21,070            $23,714
9/30/98            $27,657            $25,699            $28,301
9/30/99            $26,153            $23,748            $26,894
9/30/00            $27,790            $26,056            $28,851

$10,000 investment made 9/30/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2005 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line graph - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY
TARGET: 2005
            Actual Share Price      Anticipated Value at Maturity
               (Historical)           (Estimated Share Price)
1985              $16.69                     $98.00
                  $23.74                     $97.00
                  $21.28                     $94.59
                  $24.36                     $93.66
                  $30.18                     $93.14
1990              $31.26                     $97.25
                  $37.97                     $99.29
                  $41.597                    $99.625
                  $50.575                    $100.087
                  $46.066                    $100.516
1995              $61.108                    $100.34
                  $57.829                    $100.707
                  $64.54                     $100.85
                  $76.72                     $101.53
                  $73.75                     $101.07
2000              $72.55                     $101.28
                  $73.45                     $102.03
                  $77.09                     $101.94


2005

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 54), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


8      1-800-345-2021


Target: 2005--Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM?

     For the fiscal year ended September 30, 2000, Target: 2005 returned 6.26%, compared with the 7.28% return of its benchmark, a STRIPS issue maturing on November 15, 2005.* (See the previous page for other fund performance comparisons.)

     It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

THE FUND TRAILED ITS BENCHMARK BY A WIDER MARGIN THAN ITS EXPENSES. WHY?

     It was primarily because of cash outflows and the outperformance of STRIPS over other Treasury zero-coupon bonds (zeros).

     With regard to cash flows, shareholders withdrew about 40% of the fund's assets over the past year. Most of these assets were withdrawn by a large institutional investor.

     For the most part, we sold STRIPS to meet these redemptions because they are the easiest Treasury zeros to buy and sell.

IS THAT WHY TARGET: 2005'S STRIPS HOLDINGS FELL FROM ABOUT 50% OF THE PORTFOLIO TO 25% OVER THE PAST YEAR?

     That's part of it. But we also shifted some of the fund's assets out of STRIPS and into other types of Treasury zeros to pick up extra yield.

     STRIPS, because of their liquidity (ease of trading), typically yield less than other Treasury zeros with comparable maturities. But this yield differential--or spread--grew unusually wide in the past year, mirroring the widening spreads in the broader bond market between Treasurys and other types of bonds (such as corporate, government agency, and mortgage-backed securities). When spreads between STRIPS and other zeros widen, STRIPS outperform.

     Yield spreads widened in the broader market because of the perception that Treasury bonds will become increasingly scarce as the federal budget surplus grows. Zero spreads widened in sympathy with the broader market.

BUT IN THE ZERO MARKET, THEY'RE ALL TREASURY BONDS, RIGHT?

     Exactly. There really shouldn't be any yield difference at all among Treasury zeros with the same maturity, except maybe a small premium for liquidity. They're the same basic cash flows, just with a different form of delivery.

     Take BECCs, for example. They are physical Treasury zeros created in the 1980s that were converted into wirable securities so they could be traded electronically. Although BECCs and STRIPS are both Treasury zeros, BECCs maturing in 2005 are currently yielding over 40 basis points (0.40%) more than STRIPS with the same maturity. That's at least twice the usual spread.

     We're seeing the same thing between STRIPS and TRs, which are generic Treasury receipt zeros created before the Treasury introduced STRIPS. Again, no difference in the underlying security, but a big difference in yield.

     We've tried to take advantage of this disparity by investing about three-quarters of the Target: 2005 portfolio in BECCs and TRs. The other 25% is in STRIPS--the minimum amount the portfolio is allowed to hold. The extra

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"WE SHIFTED SOME OF THE FUND'S ASSETS OUT OF STRIPS AND INTO OTHER TYPES OF TREASURY ZEROS TO PICK UP EXTRA YIELD."

PORTFOLIO AT A GLANCE
                            9/30/00      9/30/99
NUMBER OF SECURITIES          37           45
ANTICIPATED GROWTH
    RATE                     5.61%        5.64%
WEIGHTED AVERAGE
    MATURITY DATE          10/17/05      9/30/05
ANTICIPATED VALUE AT
    MATURITY (AVM)*         $101.94      $101.28
EXPENSE RATIO (FOR
    INVESTOR CLASS)          0.59%        0.59%

* See graph on page 8.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 54-55.


                                                www.americancentury.com      9


Target: 2005--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

yield we're getting should boost the fund's long-term returns and add to its anticipated value at maturity.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     The economic environment suggests that short-term Treasury yields should probably be higher than they are now. With two-year Treasury yields around 6% and the overnight federal funds rate at 6.5%, the bond market appears to be anticipating a reversal in the Federal Reserve's policy--that is, an interest rate cut.

     This seems a little aggressive to us given current economic conditions. Although the U.S. economy has shown signs of slowing--especially in recent reports on consumer spending, hiring, and the housing market--the changes are occurring at a gradual pace. To justify current bond yields, we would need to see the economy come to a severe, crashing halt.

     The good news is that, except for energy prices, inflation hasn't increased very much. Nonetheless, it's hard to make a case for lower or even stable short-term yields unless economic conditions change drastically.

WHAT ABOUT LONG-TERM RATES?

     Long-term Treasury yields appear to underestimate the inflation outlook, but supply considerations are exerting a bigger influence over this part of the market. The U.S. Treasury's efforts to reduce the public debt have brought long-term yields down lower than they would normally be based on inflation expectations.

     The Treasury bought back about $20 billion in long-term bonds during the first nine months of this year, and it intends to buy back another $5-10 billion before year-end. We expect the buyback program to continue in 2001, and that could put additional downward pressure on long-term Treasury yields.

     However, the major presidential candidates have made proposals that would either reduce federal tax revenues or increase spending, both of which could decrease or eliminate the federal budget surplus. If that were to happen, we would expect fewer buybacks, higher long-term Treasury yields, and a narrower spread between STRIPS and other types of Treasury zeros.

     But we know better than to rely on pre-election promises, so we expect the tug-of-war between Treasury buybacks and the inflation outlook to keep long-term Treasury yields relatively stable in the coming months.

WHAT ARE YOUR PLANS FOR TARGET: 2005 GOING FORWARD?

     We expect to maintain the portfolio's current positioning, with an emphasis on non-STRIPS zeros until we see spreads narrow substantially. We also intend to keep the portfolio's weighted average maturity (WAM) date within about a month of the November 15, 2005 maturity date of its benchmark. This should help the portfolio more closely track the performance of the benchmark.

[left margin]

"IT'S HARD TO MAKE A CASE FOR LOWER OR EVEN STABLE SHORT-TERM YIELDS UNLESS ECONOMIC CONDITIONS CHANGE DRASTICALLY."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                   AS OF SEPTEMBER 30, 2000
BECCS                         46%
STRIPS                        25%
TRS                           25%
OTHER                          4%

                     AS OF MARCH 31, 2000
BECCS                         41%
STRIPS                        28%
TRS                           22%
REFCORPS                       6%
OTHER                          3%

Investment terms are defined in the Glossary on pages 54-55.


10      1-800-345-2021


Target: 2005--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 99.6%
             $ 15,200,000  BECC, 6.11%, 5/15/04                    $ 12,139,077
                  258,000  ETR, 5.70%, 5/15/04                          205,612
                3,000,000  BECC, 5.12%, 11/15/04                      2,324,449
                  693,750  CUBES, 6.56%, 11/15/04                       539,249
                   87,000  ETR, 5.96%, 11/15/04                          67,248
                2,517,000  TIGR, 4.75%, 11/15/04                      1,954,892
                   27,000  TIGR, 5.90%, 11/15/04                         20,970
               16,000,000  TR, 4.75%, 11/15/04                       12,431,773
                   50,000  TR, 6.24%, 11/15/04                           38,849
                7,200,000  BECC, 6.95%, 2/15/05                       5,488,317
                  500,000  STRIPS -- COUPON, 6.37%,
                              2/15/05                                   388,146
                3,456,420  TR, 5.45%, 2/15/05                         2,642,537
               49,000,000  BECC, 5.83%, 5/15/05                      36,775,414
                4,615,672  CUBES, 8.59%, 5/15/05                      3,476,584
                1,000,000  ETR, 6.67%, 5/15/05                          748,505
               11,059,000  STRIPS -- PRINCIPAL, 7.39%,
                              5/15/05                                 8,427,436
                  428,750  TBR, 9.37%, 5/15/05                          320,922
                6,450,000  TR, 8.38%, 5/15/05                         4,840,846
               39,420,000  STRIPS -- PRINCIPAL, 6.86%,
                              8/15/05                                29,594,195
                7,000,020  TR, 4.58%, 8/15/05                         5,195,935
               30,100,000  BECC, 6.15%, 11/15/05                     21,834,572
                1,200,000  LION, 6.41%, 11/15/05                        867,894
               14,600,000  STRIPS -- COUPON, 6.35%,
                              11/15/05                               10,819,476
                2,247,000  TBR, 8.45%, 11/15/05                       1,625,132


Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $ 23,056,000  STRIPS -- COUPON, 7.56%,
                              2/15/06                              $ 16,850,845
                1,003,875  TR, 5.54%, 2/15/06                           720,064
               23,678,120  TR, 7.75%, 2/15/06                        16,983,942
               45,420,000  BECC, 5.44%, 5/15/06                      31,956,817
                5,098,000  STRIPS -- COUPON, 7.46%,
                              5/15/06                                 3,671,961
                  410,000  TBR, 8.46%, 5/15/06                          287,529
               36,264,000  TR, 5.29%, 5/15/06                        25,514,797
                  500,000  STRIPS -- COUPON, 6.36%,
                              8/15/06                                   354,110
                1,299,780  TR, 8.86%, 8/15/06                           901,851
               24,125,000  BECC, 5.50%, 11/15/06                     16,407,398
                  100,000  U.S. Treasury Corpus, 5.38%,
                              11/15/06                                   68,091
                                                                   ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                 276,485,435
                                                                   ------------
  (Cost $277,171,200)

ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 0.4%
                  661,000  REFCORP STRIPS -- COUPON,
                              6.43%, 10/15/05                           485,567
                  800,000  REFCORP STRIPS -- COUPON,
                              7.54%, 7/15/06                            560,508
                                                                   ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                     1,046,075
                                                                   ------------
   (Cost $1,001,799)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $277,531,510
                                                                   ============
   (Cost $278,172,999)

NOTES TO SCHEDULE OF INVESTMENTS

BECC = Book Entry Callable Corpus

CUBES = Coupons Under Book Entry Safekeeping

ETR = Easy Growth Treasury Receipts

LION = Lehman Investment Opportunity Note

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TBR = Treasury Bond Receipts

TIGR = Treasury Investment Growth Receipts

TR = Treasury Receipts

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


See Notes to Financial Statements               www.americancentury.com      11


Target: 2010--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                    INVESTOR CLASS (INCEPTION 3/25/85)              ADVISOR CLASS (INCEPTION 10/20/98)
                 TARGET       11/15/10      MERRILL LYNCH        TARGET       11/15/10      MERRILL LYNCH
               MATURITIES     MATURITY        LONG-TERM        MATURITIES     MATURITY        LONG-TERM
              TRUST: 2010   STRIPS ISSUE    TREASURY INDEX    TRUST: 2010   STRIPS ISSUE    TREASURY INDEX
================================================================================================================
6 MONTHS(1)       5.60%         5.74%           3.80%            5.52%          5.74%           3.80%
1 YEAR            8.75%        10.45%           9.72%            8.57%         10.45%           9.72%
================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           6.83%         7.81%           7.34%              --             --              --
5 YEARS           7.29%         8.12%           7.46%              --             --              --
10 YEARS         12.06%        12.56%          10.05%              --             --              --
LIFE OF FUND     14.01%        15.43%(2)       11.21%(2)         -0.39%         0.64%(3)        1.57%(3)

(1)  Returns for periods less than one year are not annualized.

(2) Since 3/31/85, the date nearest the class's inception for which data are available.

(3) Since 10/31/98, the date nearest the class's inception for which data are available.

See pages 52-54 for information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 9/30/00
11/15/10 STRIPS Issue        $32,631
Target: 2010                 $31,241
Merrill Lynch Long-Term
   Treasury Index            $26,056

                                  Merrill Lynch
                                    Long-Term            11/15/10
                 Target: 2010     Treasury Index       STRIPS Issue
DATE                VALUE              VALUE              VALUE
9/30/90            $10,000            $10,000            $10,000
9/30/91            $13,076            $12,050            $12,961
9/30/92            $14,875            $13,767            $14,642
9/30/93            $19,875            $16,563            $19,714
9/30/94            $16,512            $14,804            $16,324
9/30/95            $21,971            $18,188            $22,083
9/30/96            $22,142            $18,618            $22,398
9/30/97            $25,630            $21,070            $26,043
9/30/98            $32,314            $25,699            $33,055
9/30/99            $28,727            $23,748            $29,544
9/30/00            $31,241            $26,056            $32,631

$10,000 investment made 9/30/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2010 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line graph - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY
TARGET: 2010
            Actual Share Price      Anticipated Value at Maturity
               (Historical)           (Estimated Share Price)
1985              $11.43                     $97.00
                  $17.65                     $97.00
                  $14.96                     $95.27
                  $17.31                     $97.13
                  $22.16                     $96.66
1990              $22.22                     $97.52
                  $26.90                     $98.97
                  $29.534                    $100.179
                  $37.292                    $100.874
                  $32.981                    $101.78
1995              $46.864                    $101.788
                  $42.474                    $102.529
                  $49.16                     $103.40
                  $61.98                     $104.85
                  $57.43                     $105.50
2000              $55.10                     $105.56
                  $56.74                     $105.47
                  $59.92                     $105.14


2005




2010

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 54), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


12      1-800-345-2021


Target: 2010--Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM?

     Target: 2010 posted a healthy return. For the fiscal year ended September 30, 2000, the fund returned 8.75%, compared with the 10.45% return of its benchmark, a STRIPS issue maturing on November 15, 2010.* (See the previous page for other fund performance comparisons.)

     It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

THE FUND TRAILED ITS BENCHMARK BY A WIDER MARGIN THAN ITS EXPENSES. WHY?

     It was primarily because of the outperformance of STRIPS relative to other Treasury zero-coupon bonds (zeros). For most of the past year, REFCORPs and non-STRIPS Treasury zeros made up nearly two-thirds of the Target: 2010 portfolio, and as a result the fund underperformed its STRIPS benchmark.

WHY DID STRIPS OUTPERFORM OTHER TYPES OF ZEROS?

     STRIPS, because of their liquidity (ease of trading), typically yield less than REFCORPs and other Treasury zeros with comparable maturities. But this yield differential--or spread--grew unusually wide in the past year, mirroring the widening spreads in the broader bond market between Treasurys and other types of bonds (such as corporate, government agency, and mortgage-backed securities). When spreads between STRIPS and other zeros widen, STRIPS outperform.

     Yield spreads widened in the broader market because of the perception that Treasury bonds will become increasingly scarce as the federal budget surplus grows. Zero spreads widened in sympathy with the broader market.

BUT IN THE ZERO MARKET, THEY'RE ALL TREASURY BONDS, RIGHT?

     REFCORPs are technically government agency bonds, although they have a Treasury-backed guarantee that makes them virtually the same as Treasury zeros. But you're right--the rest of the market is all Treasurys.

     Among Treasury zeros with the same maturity, there really shouldn't be any yield difference at all, except maybe a small premium for liquidity. They're the same basic cash flows, just with a different form of delivery.

     Take ETRs and CATS, for example, which are Treasury receipt zeros created before the Treasury introduced STRIPS. Although there is no difference in the underlying security, there is a big difference in yield--ETRs and CATS maturing in 2009 are currently yielding over 40 basis points (0.40%) more than STRIPS with the same maturity. That's at least twice the usual spread.

     The spread between REFCORPs and STRIPS also widened out beyond 40 basis points, but in the past few months it's fallen back to about 30 basis points. Still, even at 30 basis points, the spread remains attractive.

     That's why we've devoted such a high percentage of the Target: 2010 portfolio to non-STRIPS zeros--to take advantage of this unusual yield disparity. The extra yield we're getting should boost the fund's long-term returns and add to its anticipated value at maturity.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"WE'VE DEVOTED A HIGH PERCENTAGE OF THE PORTFOLIO TO NON-STRIPS ZEROS TO TAKE ADVANTAGE OF HIGHER YIELDS."

PORTFOLIO AT A GLANCE
                              9/30/00      9/30/99
NUMBER OF SECURITIES            19           18
ANTICIPATED GROWTH
    RATE                       5.68%        5.95%
WEIGHTED AVERAGE
    MATURITY DATE            10/15/10      11/1/10
ANTICIPATED VALUE AT
    MATURITY (AVM)*           $105.14      $105.56
EXPENSE RATIO (FOR
    INVESTOR CLASS)            0.59%        0.59%

* See graph on page 12.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 54-55.


                                                www.americancentury.com      13


Target: 2010--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     The economic environment suggests that short-term Treasury yields should probably be higher than they are now. With two-year Treasury yields around 6% and the overnight federal funds rate at 6.5%, the bond market appears to be anticipating a reversal in the Federal Reserve's policy--that is, an interest rate cut.

     This seems a little aggressive to us given current economic conditions. Although the U.S. economy has shown signs of slowing--especially in recent reports on consumer spending, hiring, and the housing market--the changes are occurring at a gradual pace. To justify current bond yields, we would need to see the economy come to a severe, crashing halt.

     The good news is that, except for energy prices, inflation hasn't increased very much. Nonetheless, it's hard to make a case for lower or even stable short-term yields unless economic conditions change drastically.

WHAT ABOUT LONG-TERM RATES?

     Long-term Treasury yields appear to underestimate the inflation outlook, but supply considerations are exerting a bigger influence over this part of the market. The U.S. Treasury's efforts to reduce the public debt have brought long-term yields down lower than they would normally be based on inflation expectations.

     The Treasury bought back about $20 billion in long-term bonds during the first nine months of this year, and it intends to buy back another $5-10 billion before year-end. We expect the buyback program to continue in 2001, and that could put additional downward pressure on long-term Treasury yields.

     However, the major presidential candidates have made proposals that would either reduce federal tax revenues or increase spending, both of which could decrease or eliminate the federal budget surplus. If that were to happen, we would expect fewer buybacks, higher long-term Treasury yields, and a narrower spread between STRIPS and other types of Treasury zeros.

     But we know better than to rely on pre-election promises, so we expect the tug-of-war between Treasury buybacks and the inflation outlook to keep long-term Treasury yields relatively stable in the coming months.

WHAT ARE YOUR PLANS FOR TARGET: 2010 GOING FORWARD?

     We expect to maintain the portfolio's current positioning, with an emphasis on non-STRIPS zeros until we see spreads narrow substantially. We also intend to keep the portfolio's weighted average maturity (WAM) date within a month of the November 15, 2010 maturity date of its benchmark. This should help the portfolio more closely track the performance of the benchmark.

[left margin]

"WE EXPECT THE TUG-OF-WAR BETWEEN TREASURY BUYBACKS AND THE INFLATION OUTLOOK TO KEEP LONG-TERM TREASURY YIELDS RELATIVELY STABLE IN THE COMING MONTHS."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                 AS OF SEPTEMBER 30, 2000
REFCORPS                    51%
STRIPS                      36%
ETRS                        11%
CATS                         2%

                   AS OF MARCH 31, 2000
REFCORPS                    62%
STRIPS                      25%
ETRS                        11%
CATS                         2%

Investment terms are defined in the Glossary on pages 54-55.


14      1-800-345-2021


Target: 2010--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 51.2%
              $ 2,000,000  REFCORP STRIPS -- COUPON,
                              7.98%, 10/15/09                      $  1,136,907
                1,772,000  REFCORP STRIPS -- COUPON,
                              7.85%, 1/15/10                            989,463
               25,728,000  REFCORP STRIPS -- COUPON,
                              7.38%, 4/15/10                         14,122,816
               87,053,000  REFCORP STRIPS -- COUPON,
                              6.43%, 10/15/10                        46,261,321
               72,361,000  REFCORP STRIPS -- COUPON,
                              5.67%, 1/15/11                         37,796,800
               20,850,000  REFCORP STRIPS -- COUPON,
                              7.67%, 4/15/11                         10,714,550
                7,000,000  REFCORP STRIPS -- COUPON,
                              4.98%, 7/15/11                          3,600,597
                7,000,000  REFCORP STRIPS -- COUPON,
                              6.53%, 10/15/11                         3,556,895
                                                                   ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                   118,179,349
                                                                   ------------
   (Cost $118,714,150)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 48.8%
              $42,520,000  ETR, 7.12%, 5/15/09                     $ 24,457,700
                6,000,000  CATS, 6.78%, 8/15/09                       3,418,266
                1,000,000  CATS, 6.79%, 11/15/09                        560,995
               11,500,000  STRIPS -- PRINCIPAL, 7.18%,
                              11/15/09                                6,589,786
                4,500,000  STRIPS -- COUPON, 6.38%,
                              2/15/10                                 2,573,247
                  587,000  STRIPS -- COUPON, 8.67%,
                              5/15/10                                   330,234
               22,077,000  STRIPS -- COUPON, 6.64%,
                              8/15/10                                12,235,786
                7,839,000  STRIPS -- COUPON, 8.28%,
                              11/15/10                                4,275,959
               34,860,000  STRIPS -- COUPON, 7.89%,
                              2/15/11                                18,704,315
               21,000,000  STRIPS -- COUPON, 6.24%,
                              5/15/11                                11,094,078
               54,715,000  STRIPS -- COUPON, 6.56%,
                              8/15/11                                28,444,365
                                                                   ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                 112,684,731
                                                                   ------------
   (Cost $104,959,500)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $230,864,080
                                                                   ============
   (Cost $223,673,650)

NOTES TO SCHEDULE OF INVESTMENTS

CATS = Certificates of Accrual of Treasury Securities

ETR = Easy Growth Treasury Receipts

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


See Notes to Financial Statements               www.americancentury.com      15


Target: 2015--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                    INVESTOR CLASS (INCEPTION 9/1/86)              ADVISOR CLASS (INCEPTION 7/23/99)
                 TARGET       11/15/15      MERRILL LYNCH        TARGET       11/15/15      MERRILL LYNCH
               MATURITIES     MATURITY        LONG-TERM        MATURITIES     MATURITY        LONG-TERM
              TRUST: 2015   STRIPS ISSUE    TREASURY INDEX    TRUST: 2015   STRIPS ISSUE    TREASURY INDEX
================================================================================================================
6 MONTHS(1)       4.85%         4.35%           3.80%            4.70%          4.35%           3.80%
1 YEAR           11.55%        13.93%           9.72%           11.27%         13.93%           9.72%
================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           7.79%         8.88%           7.34%             --             --              --
5 YEARS           8.32%         9.19%           7.46%             --             --              --
10 YEARS         13.31%        13.98%          10.05%             --             --              --
LIFE OF FUND      9.99%        10.38%(2)        9.01%(2)         8.09%         11.66%(3)       10.11%(3)

(1)  Returns for periods less than one year are not annualized.

(2) Since 9/30/86, the date nearest the class's inception for which data are available.

(3) Since 7/31/99, the date nearest the class's inception for which data are available.

See pages 52-54 for information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 9/30/00
11/15/15 STRIPS Issue        $37,006
Target: 2015                 $34,916
Merrill Lynch Long-Term
   Treasury Index            $26,056

                                  Merrill Lynch
                                    Long-Term            11/15/15
                 Target: 2015     Treasury Index       STRIPS Issue
DATE                VALUE              VALUE              VALUE
9/30/90            $10,000            $10,000            $10,000
9/30/91            $13,411            $12,050            $13,461
9/30/92            $14,829            $13,767            $14,879
9/30/93            $21,119            $16,563            $21,318
9/30/94            $16,574            $14,804            $16,717
9/30/95            $23,417            $18,188            $23,848
9/30/96            $23,242            $18,618            $23,834
9/30/97            $27,881            $21,070            $28,673
9/30/98            $36,265            $25,699            $37,470
9/30/99            $31,296            $23,748            $32,482
9/30/00            $34,916            $26,056            $37,006

$10,000 investment made 9/30/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2015 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line graph - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY
TARGET: 2015
            Actual Share Price      Anticipated Value at Maturity
               (Historical)           (Estimated Share Price)
1986              $14.24                     $101.00
                  $11.37                     $102.86
                  $12.63                     $102.75
                  $16.86                     $101.77
1990              $16.29                     $102.24
                  $19.95                     $106.05
                  $21.502                    $107.792
                  $28.064                    $106.952
                  $24.11                     $108.832
1995              $36.819                    $109.462
                  $31.962                    $110.109
                  $38.34                     $110.52
                  $49.87                     $112.63
                  $45.49                     $112.52
1900              $43.04                     $112.62
                  $45.79                     $113.41
                  $48.01                     $113.36


2005




2010




2015


The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 54), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


16      1-800-345-2021


Target: 2015--Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM?

     Target: 2015 posted a strong return. For the fiscal year ended September 30, 2000, the fund returned 11.55%, compared with the 13.93% return of its benchmark, a STRIPS issue maturing on November 15, 2015.* (See the previous page for other fund performance comparisons.)

     It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

THE FUND TRAILED ITS BENCHMARK BY A WIDER MARGIN THAN ITS EXPENSES. WHY?

     It was primarily because of cash outflows and the outperformance of STRIPS over REFCORPs.

     With regard to cash flows, shareholders withdrew about 40% of the fund's assets over the past year. Most of these assets were withdrawn by a large institutional investor.

     For the most part, we sold STRIPS to meet these redemptions because they are the easiest Treasury zeros to buy and sell.

IS THAT WHY TARGET: 2015'S STRIPS HOLDINGS FELL FROM 60% A YEAR AGO TO LESS THAN 30%?

     That's part of it. But we also shifted some of the fund's assets out of STRIPS and into REFCORPs to pick up some extra yield.

     STRIPS, because of their liquidity (ease of trading), typically yield less than REFCORPs with comparable maturities. But this yield differential--or spread--grew unusually wide in the past year, mirroring the widening spreads in the broader bond market between Treasurys and other types of bonds (such as corporate, government agency, and mortgage-backed securities). When spreads between STRIPS and REFCORPs widen, STRIPS outperform.

WHY DID THAT HAPPEN?

     Yield spreads widened in the broader market because of the perception that Treasury bonds will become increasingly scarce as the federal budget surplus grows. Since REFCORPs are technically government agency bonds (although they have a Treasury-backed guarantee), spreads between STRIPS and REFCORPs widened in sympathy with the broader market.

     At their widest levels, REFCORPs maturing in 2015 were yielding over 40 basis points (0.40%) more than STRIPS with the same maturity. That's about twice the usual spread. In recent months, though, this spread has fallen back to about 30 basis points, helping Target: 2015 outperform its benchmark during the past six months (see the previous page).

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     The economic environment suggests that short-term Treasury yields should probably be higher than they are now. With two-year Treasury yields around 6% and the overnight federal funds rate at 6.5%, the bond market appears to be anticipating a reversal in the Federal Reserve's policy--that is, an interest rate cut.

     This seems a little aggressive to us given current economic conditions. Although the U.S. economy has shown signs of slowing--especially in recent


* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"WE SHIFTED SOME OF THE FUND'S ASSETS OUT OF STRIPS AND INTO REFCORPS TO PICK UP EXTRA YIELD."

PORTFOLIO AT A GLANCE
                              9/30/00       9/30/99
NUMBER OF SECURITIES            14            13
ANTICIPATED GROWTH
    RATE                       5.77%         6.06%
WEIGHTED AVERAGE
    MATURITY DATE            11/12/15      11/14/15
ANTICIPATED VALUE AT
    MATURITY (AVM)*           $113.36       $112.62
EXPENSE RATIO (FOR
    INVESTOR CLASS)            0.59%         0.59%

* See graph on page 16.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 54-55.


                                                www.americancentury.com      17


Target: 2015--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

reports on consumer spending, hiring, and the housing market--the changes are occurring at a gradual pace. To justify current bond yields, we would need to see the economy come to a severe, crashing halt.

     The good news is that, except for energy prices, inflation hasn't increased very much. Nonetheless, it's hard to make a case for lower or even stable short-term yields unless economic conditions change drastically.

WHAT ABOUT LONG-TERM RATES?

     Long-term Treasury yields appear to underestimate the inflation outlook, but supply considerations are exerting a bigger influence over this part of the market. The U.S. Treasury's efforts to reduce the public debt have brought long-term yields down lower than they would normally be based on inflation expectations.

     The Treasury bought back about $20 billion in long-term bonds during the first nine months of this year, and it intends to buy back another $5-10 billion before year-end. We expect the buyback program to continue in 2001, and that could put additional downward pressure on long-term Treasury yields.

     However, the major presidential candidates have made proposals that would either reduce federal tax revenues or increase spending, both of which could decrease or eliminate the federal budget surplus. If that were to happen, we would expect fewer buybacks, higher long-term Treasury yields, and a narrower spread between STRIPS and REFCORPs.

     But we know better than to rely on pre-election promises, so we expect the tug-of-war between Treasury buybacks and the inflation outlook to keep long-term Treasury yields relatively stable in the coming months.

WHAT ARE YOUR PLANS FOR TARGET: 2015 GOING FORWARD?

     We expect to maintain the portfolio's current positioning, with an emphasis on REFCORPs. REFCORP yields still offer an attractive premium over STRIPS, so we'll hang onto them until we see spreads narrow substantially. In the meantime, the extra yield we're getting should boost the fund's long-term returns and add to its anticipated value at maturity, which was up almost 75 cents over the past year (see the table on page 17).

     We also intend to keep the portfolio's weighted average maturity (WAM) date very close to the November 15, 2015 maturity date of its benchmark. This should help the portfolio more closely track the performance of the benchmark.

[left margin]

"WE EXPECT THE TUG-OF-WAR BETWEEN TREASURY BUYBACKS AND THE INFLATION OUTLOOK TO KEEP LONG-TERM TREASURY YIELDS RELATIVELY STABLE IN THE COMING MONTHS."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                  AS OF SEPTEMBER 30, 2000
REFCORPS                     72%
STRIPS                       28%

                    AS OF MARCH 31, 2000

REFCORPS                     71%
STRIPS                       29%

Investment terms are defined in the Glossary on pages 54-55.


18      1-800-345-2021


Target: 2015--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 71.7%
             $ 39,310,000  REFCORP STRIPS -- COUPON,
                              6.92%, 1/15/15                       $ 15,829,155
               28,560,000  REFCORP STRIPS -- COUPON,
                              8.45%, 4/15/15                         11,318,635
               42,568,000  REFCORP STRIPS -- COUPON,
                              7.74%, 7/15/15                         16,603,932
               36,151,000  REFCORP STRIPS -- COUPON,
                              8.24%, 10/15/15                        13,888,184
                3,447,000  REFCORP STRIPS -- COUPON,
                              6.75%, 1/15/16                          1,301,429
               47,591,000  REFCORP STRIPS -- COUPON,
                              7.51%, 7/15/16                         17,418,013
               55,742,000  REFCORP STRIPS -- COUPON,
                              6.85%, 10/15/16                        20,094,391
                                                                   ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                    96,453,739
                                                                   ------------
   (Cost $83,776,450)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 28.3%
             $ 14,350,000  STRIPS -- COUPON, 7.40%,
                              2/15/15                              $  5,992,740
                1,000,000  STRIPS -- PRINCIPAL, 6.27%,
                              2/15/15                                   416,740
               14,408,000  STRIPS -- COUPON, 9.17%,
                              5/15/15                                 5,926,243
               18,603,000  STRIPS -- COUPON, 8.93%,
                              8/15/15                                 7,536,350
               12,481,000  STRIPS -- COUPON, 8.79%,
                              11/15/15                                4,983,657
               16,300,000  STRIPS -- COUPON, 8.49%,
                              2/15/16                                 6,400,979
               17,700,000  STRIPS -- COUPON, 8.39%,
                              5/15/16                                 6,851,065
                                                                   ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                  38,107,774
                                                                   ------------
   (Cost $27,403,393)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $134,561,513
                                                                   ============
   (Cost $111,179,843)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


See Notes to Financial Statements               www.americancentury.com      19


Target: 2020--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                    INVESTOR CLASS (INCEPTION 12/29/89)              ADVISOR CLASS (INCEPTION 10/19/98)
                 TARGET                     MERRILL LYNCH        TARGET       11/15/20      MERRILL LYNCH
               MATURITIES                     LONG-TERM        MATURITIES     MATURITY        LONG-TERM
              TRUST: 2020    BENCHMARK(2)   TREASURY INDEX    TRUST: 2020   STRIPS ISSUE    TREASURY INDEX
================================================================================================================
6 MONTHS(1)      3.17%          1.96%           3.80%             3.06%         1.96%           3.80%
1 YEAR          13.66%         16.64%           9.72%            13.45%        16.64%           9.72%
================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          8.60%          9.93%           7.34%              --            --              --
5 YEARS          9.14%         10.15%           7.46%              --            --              --
10 YEARS        13.70%         13.74%          10.05%              --            --              --
LIFE OF FUND    10.41%         10.37%           9.11%            -1.22%         0.70%(3)        1.57%(3)

(1)  Returns for periods less than one year are not annualized.

(2) From December 1989 through April 1990, the Investor Class benchmark was an 8/15/19 STRIPS issue; from May 1990 through October 1991, it was an 11/15/19 STRIPS issue; and from November 1991 to the present, it has been an 11/15/20 STRIPS issue.

(3) Since 10/31/98, the date nearest the class's inception for which data are available.

See pages 52-54 for information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 9/30/00
Fund Benchmark               $36,224
Target: 2020                 $36,127
Merrill Lynch Long-Term
   Treasury Index            $26,056

                                  Merrill Lynch
                                    Long-Term             Fund
                 Target: 2020     Treasury Index        Benchmark
DATE                VALUE              VALUE              VALUE
9/30/90            $10,000            $10,000            $10,000
9/30/91            $13,022            $12,050            $12,553
9/30/92            $14,154            $13,767            $13,402
9/30/93            $21,516            $16,563            $20,588
9/30/94            $15,868            $14,804            $15,012
9/30/95            $23,334            $18,188            $22,336
9/30/96            $22,847            $18,618            $22,012
9/30/97            $28,216            $21,070            $27,271
9/30/98            $38,373            $25,699            $37,337
9/30/99            $31,788            $23,748            $31,056
9/30/00            $36,127            $26,056            $36,224

$10,000 investment made 9/30/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2020 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line graph - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY
TARGET: 2020
            Actual Share Price      Anticipated Value at Maturity
               (Historical)           (Estimated Share Price)
1990              $11.46                     $92.60
                  $13.45                     $97.77
                  $14.575                    $102.184
                  $19.765                    $101.274
                  $16.273                    $102.175
1995              $26.245                    $102.54
                  $22.00                     $103.598
                  $27.17                     $104.84
                  $36.95                     $106.96
                  $33.00                     $106.76
2000              $30.61                     $107.30
                  $33.72                     $107.95
                  $34.79                     $108.05


2005




2010




2015




2020


The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 54), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


20      1-800-345-2021


Target: 2020--Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM?

     Target: 2020 posted a very strong return. For the fiscal year ended September 30, 2000, the fund returned 13.66%, compared with the 16.64% return of its benchmark, a STRIPS issue maturing on November 15, 2020.* (See the previous page for other fund performance comparisons.)

     It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

THE FUND TRAILED ITS BENCHMARK BY A WIDER MARGIN THAN ITS EXPENSES. WHY?

     It was primarily because of the outperformance of STRIPS over REFCORPs. For most of the past year, REFCORPs made up nearly three-quarters of the Target:
2020 portfolio, while the remaining 25% was in STRIPS--the minimum amount the portfolio is allowed to hold. As a result, the fund underperformed its STRIPS benchmark.

WHY DID STRIPS OUTPERFORM REFCORPS?

     STRIPS, because of their liquidity (ease of trading), typically yield less than REFCORPs with comparable maturities. But this yield differential--or spread--grew unusually wide in the past year, mirroring the widening spreads in the broader bond market between Treasurys and other types of bonds (such as corporate, government agency, and mortgage-backed securities). When spreads between STRIPS and REFCORPs widen, STRIPS outperform.

     Yield spreads widened in the broader market because of the perception that Treasury bonds will become increasingly scarce as the federal budget surplus grows. Since REFCORPs are technically government agency bonds (although they have a Treasury-backed guarantee), spreads between STRIPS and REFCORPs widened in sympathy with the broader market.

     At their widest levels, REFCORPs maturing in 2020 were yielding over 50 basis points (0.50%) more than STRIPS with the same maturity. That's well over twice the usual spread. In recent months, though, this spread has fallen back to about 30 basis points, helping Target: 2020 outperform its benchmark by a substantial margin during the past six months (see the previous page).

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     The economic environment suggests that short-term Treasury yields should probably be higher than they are now. With two-year Treasury yields around 6% and the overnight federal funds rate at 6.5%, the bond market appears to be anticipating a reversal in the Federal Reserve's policy--that is, an interest rate cut.

     This seems a little aggressive to us given current economic conditions. Although the U.S. economy has shown signs of slowing--especially in recent reports on consumer spending, hiring, and the housing market--the changes are occurring at a gradual pace. To justify current bond yields, we would need to see the economy come to a severe, crashing halt.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"TARGET: 2020 OUTPERFORMED ITS BENCHMARK BY A SUBSTANTIAL MARGIN DURING THE PAST SIX MONTHS."

PORTFOLIO AT A GLANCE
                              9/30/00      9/30/99
NUMBER OF SECURITIES            16           16
ANTICIPATED GROWTH
    RATE                       5.76%        6.10%
WEIGHTED AVERAGE
    MATURITY DATE             9/19/20      8/21/20
ANTICIPATED VALUE AT
    MATURITY (AVM)*           $108.05      $107.30
EXPENSE RATIO (FOR
    INVESTOR CLASS)            0.59%        0.59%

* See graph on page 20.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 54-55.


                                                www.americancentury.com      21


Target: 2020--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     The good news is that, except for energy prices, inflation hasn't increased very much. Nonetheless, it's hard to make a case for lower or even stable short-term yields unless economic conditions change drastically.

WHAT ABOUT LONG-TERM RATES?

     Long-term Treasury yields appear to underestimate the inflation outlook, but supply considerations are exerting a bigger influence over this part of the market. The U.S. Treasury's efforts to reduce the public debt have brought long-term yields down lower than they would normally be based on inflation expectations.

     The Treasury bought back about $20 billion in long-term bonds during the first nine months of this year, and it intends to buy back another $5-10 billion before year-end. We expect the buyback program to continue in 2001, and that could put additional downward pressure on long-term Treasury yields.

     However, the major presidential candidates have made proposals that would either reduce federal tax revenues or increase spending, both of which could decrease or eliminate the federal budget surplus. If that were to happen, we would expect fewer buybacks, higher long-term Treasury yields, and a narrower spread between STRIPS and REFCORPs.

     But we know better than to rely on pre-election promises, so we expect the tug-of-war between Treasury buybacks and the inflation outlook to keep long-term Treasury yields relatively stable in the coming months.

WHAT ARE YOUR PLANS FOR TARGET: 2020 GOING FORWARD?

     We expect to maintain the portfolio's current positioning, with an emphasis on REFCORPs. REFCORP yields still offer an attractive premium over STRIPS, so we'll hang onto them until we see spreads narrow substantially. In the meantime, the extra yield we're getting should boost the fund's long-term returns and add to its anticipated value at maturity, which was up 75 cents over the past year (see the table on page 21).

     We also intend to keep the portfolio's weighted average maturity (WAM) date within a couple months of the November 15, 2020 maturity date of its benchmark. This should help the portfolio more closely track the performance of the benchmark.

[left margin]

"WE EXPECT THE TUG-OF-WAR BETWEEN TREASURY BUYBACKS AND THE INFLATION OUTLOOK TO KEEP LONG-TERM TREASURY YIELDS RELATIVELY STABLE IN THE COMING MONTHS."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                  AS OF SEPTEMBER 30, 2000
REFCORPS                     74%
STRIPS                       26%

                    AS OF MARCH 31, 2000
REFCORPS                     74%
STRIPS                       26%

Investment terms are defined in the Glossary on pages 54-55.


22      1-800-345-2021


Target: 2020--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 74.5%
            $  21,000,000  REFCORP STRIPS --
COUPON,
                              6.36%, 1/15/19                       $  6,572,221
                  258,000  REFCORP STRIPS -- COUPON,
                              6.21%, 4/15/19                             79,471
               52,374,000  REFCORP STRIPS -- COUPON,
                              8.45%, 1/15/20                         15,382,177
               10,756,000  REFCORP STRIPS -- COUPON,
                              6.23%, 4/15/20                          3,109,208
               55,293,000  REFCORP STRIPS -- COUPON,
                              7.62%, 7/15/20                         15,731,741
              104,894,000  REFCORP STRIPS -- PRINCIPAL,
                              8.52%, 7/15/20                         29,872,633
               35,406,000  REFCORP STRIPS -- COUPON,
                              6.46%, 10/15/20                         9,914,721
               53,500,000  REFCORP STRIPS -- PRINCIPAL,
                              6.50%, 10/15/20                        14,996,119
               25,482,000  REFCORP STRIPS -- COUPON,
                              7.98%, 1/15/21                          7,030,261
              284,945,000  REFCORP STRIPS -- PRINCIPAL,
                              7.33%, 1/15/21                         78,613,838
                                                                   ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                   181,302,390
                                                                   ------------
   (Cost $149,902,231)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 25.5%
            $  19,000,000  STRIPS -- COUPON, 8.41%,
                              2/15/20                              $  5,872,141
               29,688,000  STRIPS -- COUPON, 8.43%,
                              5/15/20                                 9,037,366
                4,135,000  STRIPS -- COUPON, 8.23%,
                              8/15/20                                 1,239,808
              147,407,000  STRIPS -- COUPON, 7.85%,
                              11/15/20                               43,532,655
                2,750,000  STRIPS -- COUPON, 8.32%,
                              2/15/21                                   800,713
                5,500,000  STRIPS -- COUPON, 8.18%,
                              5/15/21                                 1,582,098
                                                                   ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                  62,064,781
                                                                   ------------
   (Cost $43,454,208)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $243,367,171
                                                                   ============
   (Cost $193,356,439)


NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


See Notes to Financial Statements               www.americancentury.com      23


Target: 2025--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                    INVESTOR CLASS (INCEPTION 2/15/96)              ADVISOR CLASS (INCEPTION 6/1/98)
                 TARGET                     MERRILL LYNCH        TARGET       11/15/25      MERRILL LYNCH
               MATURITIES                     LONG-TERM        MATURITIES     MATURITY        LONG-TERM
              TRUST: 2025   BENCHMARK(2)    TREASURY INDEX    TRUST: 2025   STRIPS ISSUE    TREASURY INDEX
================================================================================================================
6 MONTHS(1)       0.03%       -0.48%            3.80%            -0.10%        -0.48%           3.80%
1 YEAR           11.82%       12.85%            9.72%            11.63%        12.85%           9.72%
================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           9.61%       10.32%            7.34%              --            --              --
LIFE OF FUND      8.81%        9.64%(3)         7.47%(3)          2.93%         4.20%           4.97%

(1)  Returns for periods less than one year are not annualized.

(2) The Investor Class benchmark was an 8/15/25 STRIPS issue from inception through January 1998, when it was changed to an 11/15/25 STRIPS issue.

(3) Since 2/29/96, the date nearest the class's inception for which data are available.

See pages 52-54 for information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 9/30/00
Fund Benchmark               $15,250
Target: 2025                 $14,771
Merrill Lynch Long-Term
   Treasury Index            $13,912

                                  Merrill Lynch
                                    Long-Term             Fund
                 Target: 2025     Treasury Index        Benchmark
DATE                VALUE              VALUE              VALUE
2/15/96            $10,000            $10,000            $10,000
3/31/96             $9,123             $9,810             $9,632
6/30/96             $8,982             $9,794             $9,361
9/30/96             $9,022             $9,940             $9,343
12/31/96            $9,888            $10,414            $10,158
3/31/97             $8,881            $10,086             $9,077
6/30/97             $9,964            $10,639            $10,133
9/30/97            $11,218            $11,247            $11,358
12/31/97           $12,865            $11,969            $13,127
3/31/98            $13,067            $12,152            $13,356
6/30/98            $14,392            $12,710            $14,642
9/30/98            $15,954            $13,719            $16,319
12/31/98           $15,671            $13,590            $16,103
3/31/99            $14,154            $13,011            $14,506
6/30/99            $13,399            $12,710            $13,718
9/30/99            $13,207            $12,679            $13,513
12/31/99           $12,426            $12,420            $12,685
3/31/00            $14,764            $13,403            $15,323
6/30/00            $14,486            $13,553            $15,040
9/30/00            $14,771            $13,912            $15,250

$10,000 investment made 2/15/96

The graph at left shows the growth of a $10,000 investment over the life of the fund.* The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2025 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

* Index data from 2/29/96, the date nearest the fund's inception for which data are available.

[line graph - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY
TARGET: 2025
            Actual Share Price      Anticipated Value at Maturity
               (Historical)           (Estimated Share Price)
1996              $17.91                     $109.24
                  $22.27                     $110.88
                  $31.67                     $112.23
                  $28.10                     $111.41
2000              $26.22                     $111.81
                  $29.31                     $112.37
                  $29.32                     $113.99


2005




2010




2015




2020




2025


The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 54), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


24      1-800-345-2021


Target: 2025 --Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM?

     Target: 2025 posted a strong return. For the fiscal year ended September 30, 2000, the fund returned 11.82%, compared with the 12.85% return of its benchmark, a STRIPS issue maturing on November 15, 2025.* (See the previous page for other fund performance comparisons.)

     It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

THE FUND TRAILED ITS BENCHMARK BY A WIDER MARGIN THAN ITS EXPENSES. WHY?

     It was primarily because of cash outflows and the outperformance of STRIPS over REFCORPs.

     With regard to cash flows, shareholders withdrew about 40% of the fund's assets--totaling more than $275 million--over the past year. Most of this occurred in the last six months after an influential financial newsletter writer--who recommends the Target: 2025 fund to his readers from time to time--suggested that his clients sell some of their shares.

     For the most part, we sold STRIPS to meet these redemptions because they are the easiest Treasury zeros to buy and sell. These sales, combined with our independent efforts to add more REFCORPs to the portfolio, boosted the REFCORP portion from less than 15% of the portfolio a year ago to nearly 30%. That led to Target: 2025's underperformance relative to its STRIPS benchmark.

WHY DID STRIPS OUTPERFORM REFCORPS?

     STRIPS, because of their liquidity (ease of trading), typically yield less than REFCORPs with comparable maturities. But this yield differential--or spread--grew unusually wide in the past year, mirroring the widening spreads in the broader bond market between Treasurys and other types of bonds (such as corporate, government agency, and mortgage-backed securities). When spreads between STRIPS and REFCORPs widen, STRIPS outperform.

     Yield spreads widened in the broader market because of the perception that Treasury bonds will become increasingly scarce as the federal budget surplus grows. Since REFCORPs are technically government agency bonds (although they have a Treasury-backed guarantee), spreads between STRIPS and REFCORPs widened in sympathy with the broader market.

     At their widest levels, REFCORPs maturing in 2025 were yielding over 40 basis points (0.40%) more than STRIPS with the same maturity. That's about twice the usual spread. In recent months, though, this spread has fallen back to about 30 basis points, helping Target: 2025 outperform its benchmark during the past six months (see the previous page).

DID YOU MAKE ANY OTHER CHANGES TO THE PORTFOLIO?

     We extended the fund's weighted average maturity (WAM) date from June 9, 2025, to July 15, 2025. The WAM date lengthened because most of the STRIPS we sold to meet redemptions matured in 2024 and early 2025. We also added longer-maturity STRIPS when we could find them with more attractive yields.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"SHAREHOLDERS WITHDREW ABOUT 40% OF THE FUND'S ASSETS--TOTALING MORE THAN $275 MILLION--AFTER AN INFLUENTIAL FINANCIAL NEWSLETTER WRITER SUGGESTED THAT HIS CLIENTS SELL SOME OF THEIR SHARES."

PORTFOLIO AT A GLANCE
                             9/30/00      9/30/99
NUMBER OF SECURITIES           26           23
ANTICIPATED GROWTH
    RATE                      5.55%        5.73%
WEIGHTED AVERAGE
    MATURITY DATE            7/15/25      6/9/25
ANTICIPATED VALUE AT
    MATURITY (AVM)*          $113.99      $111.81
EXPENSE RATIO (FOR
    INVESTOR CLASS)           0.59%        0.59%

* See graph on page 24.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 54-55.


                                                www.americancentury.com      25


Target: 2025--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     This is the longest WAM date the Target: 2025 portfolio has had in its four-year history, and it's the main reason why the fund's anticipated value at maturity rose by more than $2 to $114 a share.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     The economic environment suggests that short-term Treasury yields should probably be higher than they are now. With two-year Treasury yields around 6% and the overnight federal funds rate at 6.5%, the bond market appears to be anticipating a reversal in the Federal Reserve's policy--that is, an interest rate cut.

     This seems a little aggressive to us given current economic conditions. Although the U.S. economy has shown signs of slowing--especially in recent reports on consumer spending, hiring, and the housing market--the changes are occurring at a gradual pace. To justify current bond yields, we would need to see the economy come to a severe, crashing halt.

     The good news is that, except for energy prices, inflation hasn't increased very much. Nonetheless, it's hard to make a case for lower or even stable short-term yields unless economic conditions change drastically.

WHAT ABOUT LONG-TERM RATES?

     Long-term Treasury yields appear to underestimate the inflation outlook, but supply considerations are exerting a bigger influence over this part of the market. The U.S. Treasury's efforts to reduce the public debt have brought long-term yields down lower than they would normally be based on inflation expectations.

     The Treasury bought back about $20 billion in long-term bonds during the first nine months of this year, and it intends to buy back another $5-10 billion before year-end. We expect the buyback program to continue in 2001, and that could put additional downward pressure on long-term Treasury yields.

     However, the major presidential candidates have made proposals that would either reduce federal tax revenues or increase spending, both of which could decrease or eliminate the federal budget surplus. If that were to happen, we would expect fewer buybacks, higher long-term Treasury yields, and a narrower spread between STRIPS and REFCORPs.

     But we know better than to rely on pre-election promises, so we expect the tug-of-war between Treasury buybacks and the inflation outlook to keep long-term Treasury yields relatively stable in the coming months.

WHAT ARE YOUR PLANS FOR TARGET: 2025 GOING FORWARD?

     We expect to maintain the portfolio's current positioning, with about a 30% position in REFCORPs. REFCORP yields still offer an attractive premium over STRIPS, so we'll hang onto them until we see spreads narrow substantially. In the meantime, the extra yield we're getting should boost the fund's long-term returns and add to its anticipated value at maturity.

     We also intend to keep the portfolio's WAM date within six months of the November 15, 2025 maturity date of its benchmark. This should help the portfolio more closely track the performance of the benchmark.

[left margin]

"WE EXPECT THE TUG-OF-WAR BETWEEN TREASURY BUYBACKS AND THE INFLATION OUTLOOK TO KEEP LONG-TERM TREASURY YIELDS RELATIVELY STABLE IN THE COMING MONTHS."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                  AS OF SEPTEMBER 30, 2000
STRIPS                       72%
REFCORPS                     28%

                    AS OF MARCH 31, 2000
STRIPS                       82%
REFCORPS                     18%

Investment terms are defined in the Glossary on pages 54-55.


26      1-800-345-2021


Target: 2025--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 72.0%
            $  35,000,000  STRIPS -- COUPON, 6.33%,
                              8/15/24                              $  8,320,743
              178,500,000  STRIPS -- COUPON, 5.88%,
                              11/15/24                               41,851,015
               34,100,000  STRIPS -- PRINCIPAL, 7.26%,
                              11/15/24                                8,060,836
              396,900,000  STRIPS -- COUPON, 6.24%,
                              2/15/25                                91,776,845
               44,000,000  STRIPS -- PRINCIPAL, 6.19%,
                              2/15/25                                10,246,747
              114,500,000  STRIPS -- COUPON, 5.89%,
                              5/15/25(2)                             26,112,731
              343,000,000  STRIPS -- COUPON, 5.91%,
                              8/15/25(2)                             77,151,836
              109,100,000  STRIPS -- PRINCIPAL, 6.50%,
                              8/15/25                                24,569,764
              129,570,000  STRIPS -- COUPON, 6.00%,
                              11/15/25(2)                            28,745,674
              115,299,000  STRIPS -- COUPON, 6.25%,
                              2/15/26                                25,230,161
               41,500,000  STRIPS -- COUPON, 6.10%,
                              5/15/26                                 8,957,350
               77,000,000  STRIPS -- COUPON, 6.33%,
                              8/15/26                                16,393,426
                2,000,000  STRIPS -- PRINCIPAL, 6.44%,
                              8/15/26                                   431,183
               15,000,000  STRIPS -- COUPON, 6.00%,
                              11/15/26                                3,150,129
                                                                   ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                 370,998,440
                                                                   ------------
   (Cost $369,786,748)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 28.0%
            $  19,650,000  REFCORP STRIPS -- COUPON,
                              6.37%, 1/15/24                       $  4,547,367
               28,560,000  REFCORP STRIPS -- COUPON,
                              6.43%, 4/15/24                          6,506,184
                3,926,000  REFCORP STRIPS -- COUPON,
                              6.88%, 7/15/24                            880,440
               91,732,000  REFCORP STRIPS -- COUPON,
                              6.74%, 10/15/24                        20,250,740
               57,005,000  REFCORP STRIPS -- COUPON,
                              6.82%, 1/15/25                         12,402,956
               35,475,000  REFCORP STRIPS -- COUPON,
                              6.73%, 4/15/25                          7,580,154
               30,142,000  REFCORP STRIPS -- COUPON,
                              6.53%, 7/15/25                          6,332,600
              110,340,000  REFCORP STRIPS -- COUPON,
                              6.73%, 10/15/25                        22,874,770
               71,435,000  REFCORP STRIPS -- COUPON,
                              6.69%, 1/15/26                         14,614,373
               54,396,000  REFCORP STRIPS -- COUPON,
                              6.55%, 4/15/26                         10,955,124
               95,850,000  REFCORP STRIPS -- COUPON,
                              6.80%, 7/15/26                         19,027,284
               92,539,000  REFCORP STRIPS -- COUPON,
                              6.94%, 10/15/26                        18,106,890
                                                                   ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                   144,078,882
                                                                   ------------
   (Cost $132,979,302)

TOTAL INVESTMENT SECURITIES --100.0%                               $515,077,322
                                                                   ============
   (Cost $502,766,050)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

(2) Security position, or a portion thereof, has been loaned. (See Note 5 in the Notes to Financial Statements).


See Notes to Financial Statements               www.americancentury.com      27


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 2000                        2000          2005            2010

ASSETS
Investment securities, at value
  (identified cost of $157,119,191,
  $278,172,999, and $223,673,650,
  respectively) (Note 3) .......... $ 157,187,965  $ 277,531,510  $ 230,864,080
Cash ..............................          --          495,164        211,093
Investment in affiliated money
  market fund (Note 2) ............     1,333,495        187,799      1,966,497
Receivable for capital shares sold           --           32,046         65,384
Interest receivable ...............       322,919           --             --
                                    -------------  -------------  -------------
                                      158,844,379    278,246,519    233,107,054
                                    -------------  -------------  -------------

LIABILITIES
Disbursements in excess of
  demand deposit cash .............        65,823           --             --
Payable for capital shares redeemed       377,428        227,914        162,015
Accrued management fees (Note 2) ..        77,899        133,768        111,040
Distribution fees payable (Note 2)            341            736            323
Service fees payable (Note 2) .....           341            736            323
Payable for trustees' fees
  and expenses ....................           589          1,012            842
Accrued expenses and
  other liabilities ...............           125            131             80
                                    -------------  -------------  -------------
                                          522,546        364,297        274,623
                                    -------------  -------------  -------------

Net Assets ........................ $ 158,321,833  $ 277,882,222  $ 232,832,431
                                    =============  =============  =============

NET ASSETS CONSIST OF:
Capital paid in ................... $ 153,034,363  $ 275,833,073  $ 220,981,394
Undistributed net investment income     5,606,267     13,177,777      9,674,183
Accumulated net realized loss
  on investment transactions ......      (387,571)   (10,487,139)    (5,013,576)
Net unrealized appreciation
  (depreciation)
  on investments (Note 3) .........        68,774       (641,489)     7,190,430
                                    -------------  -------------  -------------
                                    $ 158,321,833  $ 277,882,222  $ 232,832,431
                                    =============  =============  =============

Investor Class
Net assets ........................ $ 156,666,027  $ 274,117,031  $ 231,201,556
Shares outstanding ................     1,552,448      3,555,810      3,858,296
Net asset value per share ......... $      100.92  $       77.09  $       59.92

Advisor Class
Net assets ........................ $   1,655,806  $   3,765,191  $   1,630,875
Shares outstanding ................        16,493         49,087         27,331
Net asset value per share ......... $      100.39  $       76.70  $       59.67


28      1-800-345-2021                         See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000                        2015           2020           2025

ASSETS
Investment securities, at value
  (identified cost of $111,179,843,
  $193,356,439, and $502,766,050,
  respectively) (Note 3) ............ $ 134,561,513  $ 243,367,171 $ 515,077,322
Cash ................................         2,134        157,125       553,742
Investment in affiliated money
  market fund (Note 2) ..............       233,424      1,552,626       167,460
Receivable for capital shares sold ..         5,010        156,276       424,408
Securities lending fee receivable ...          --             --          17,949
                                      -------------  ------------- -------------
                                        134,802,081    245,233,198   516,240,881
                                      -------------  ------------- -------------

LIABILITIES
Payable for capital shares redeemed .         9,391        136,346       260,931
Accrued management fees (Note 2) ....        65,820        119,317       256,548
Distribution fees payable (Note 2) ..             5            160           192
Service fees payable (Note 2) .......             5            160           192
Payable for trustees' fees
  and expenses ......................           495            899         1,930
Accrued expenses and
  other liabilities .................            73             44          --
                                      -------------  ------------- -------------
                                             75,789        256,926       519,793
                                      -------------  ------------- -------------

Net Assets .......................... $ 134,726,292  $ 244,976,272 $ 515,721,088
                                      =============  ============= =============

NET ASSETS CONSIST OF:
Capital paid in ..................... $ 107,601,836  $ 162,287,705 $ 474,269,844
Undistributed net investment income . 6,151,007 10,334,113 27,312,242 Accumulated undistributed net realized gain (loss) on
  investment transactions ...........    (2,408,221)    22,343,722     1,827,730
Net unrealized appreciation
  on investments (Note 3) ...........    23,381,670     50,010,732    12,311,272
                                      -------------  ------------- -------------
                                      $ 134,726,292  $ 244,976,272 $ 515,721,088
                                      =============  ============= =============

Investor Class
Net assets .......................... $ 134,703,898  $ 244,202,752 $ 514,662,932
Shares outstanding ..................     2,805,861      7,019,477    17,556,285
Net asset value per share ........... $       48.01  $       34.79 $       29.32

Advisor Class
Net assets .......................... $      22,394  $     773,520 $   1,058,156
Shares outstanding ..................           468         22,317        36,274
Net asset value per share ........... $       47.87  $       34.66 $       29.17


See Notes to Financial Statements              www.americancentury.com      29


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

YEAR ENDED SEPTEMBER 30, 2000               2000         2005          2010

INVESTMENT INCOME
Income:
Interest ............................. $ 11,298,549  $ 21,878,551  $ 14,459,791
Income from securities lending .......       12,312          --            --
                                       ------------  ------------  ------------
                                         11,310,861    21,878,551    14,459,791
                                       ------------  ------------  ------------

Expenses (Note 2):
Management fees ......................    1,082,998     2,073,601     1,300,709
Distribution fees -- Advisor Class ...        3,696         7,240         3,341
Service fees -- Advisor Class ........        3,696         7,240         3,341
Trustees' fees and expenses ..........        7,672        14,056         9,218
                                       ------------  ------------  ------------
                                          1,098,062     2,102,137     1,316,609
                                       ------------  ------------  ------------

Net investment income ................   10,212,799    19,776,414    13,143,182
                                       ------------  ------------  ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on investments .....     (387,572)   (9,523,702)   (4,370,319)
Change in net unrealized
  appreciation (depreciation)
  on investments .....................     (882,682)    5,569,981     9,201,529
                                       ------------  ------------  ------------

Net realized and unrealized gain
  (loss) on investments ..............   (1,270,254)   (3,953,721)    4,831,210
                                       ------------  ------------  ------------

Net Increase in Net Assets
  Resulting from Operations .......... $  8,942,545  $ 15,822,693  $ 17,974,392
                                       ============  ============  ============


30      1-800-345-2021                        See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------
                                                                    (Continued)

YEAR ENDED SEPTEMBER 30, 2000               2015           2020          2025

INVESTMENT INCOME
Income:
Interest .............................. $ 10,305,032  $ 16,246,613  $ 42,549,750
Income from securities lending ........        1,784        69,879       363,308
                                        ------------  ------------  ------------
                                          10,306,816    16,316,492    42,913,058
                                        ------------  ------------  ------------

Expenses (Note 2):
Management fees .......................      942,005     1,571,764     4,038,344
Distribution fees -- Advisor Class ....           43         1,603         2,269
Service fees -- Advisor Class .........           43         1,603         2,269
Trustees' fees and expenses ...........        6,404        10,990        28,317
                                        ------------  ------------  ------------
                                             948,495     1,585,960     4,071,199
                                        ------------  ------------  ------------

Net investment income .................    9,358,321    14,730,532    38,841,859
                                        ------------  ------------  ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain (loss)
  on investments ......................   (1,059,434)   22,677,232    12,775,139
Change in net unrealized
  appreciation (depreciation)
  on investments ......................    6,441,464    (3,652,319)   35,464,113
                                        ------------  ------------  ------------

Net realized and unrealized
  gain on investments .................    5,382,030    19,024,913    48,239,252
                                        ------------  ------------  ------------

Net Increase in Net Assets
  Resulting from Operations ........... $ 14,740,351  $ 33,755,445  $ 87,081,111
                                        ============  ============  ============


See Notes to Financial Statements              www.americancentury.com      31


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED SEPTEMBER 30, 2000 AND SEPTEMBER 30, 1999

                                        2000                            2005                            2010
Decrease in Net Assets          2000            1999           2000            1999            2000            1999

OPERATIONS
Net investment income ..... $  10,212,799  $  11,532,670  $  19,776,414  $  26,995,720  $  13,143,182  $  13,093,509
Net realized gain (loss)
  on investments ..........      (387,572)       882,851     (9,523,702)     9,503,624     (4,370,319)     3,303,613
Change in net unrealized
  appreciation
  (depreciation)
  on investments ..........      (882,682)    (7,272,041)     5,569,981    (67,594,700)     9,201,529    (47,947,788)
                            -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease)
  in net assets resulting
  from operations .........     8,942,545      5,143,480     15,822,693    (31,095,356)    17,974,392    (31,550,666)
                            -------------  -------------  -------------  -------------  -------------  -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class ..........   (11,158,241)   (13,127,657)   (25,001,301)   (23,463,873)   (13,287,017)   (11,224,267)
  Advisor Class ...........       (63,922)        (3,731)      (138,502)        (5,103)       (73,905)          (872)
From net realized gains on
  investment transactions:
  Investor Class ..........      (123,669)    (3,117,167)          --       (7,397,428)          --       (5,371,126)
  Advisor Class ...........          (745)          (897)          --           (1,643)          --             (420)
In excess of net realized
  gains on investment
  transactions:
  Investor Class ..........      (386,239)          --      (10,024,250)          --             --         (643,178)
  Advisor Class ...........        (2,327)          --          (58,263)          --             --              (50)
                            -------------  -------------  -------------  -------------  -------------  -------------
Decrease in net assets
  from distributions ......   (11,735,143)   (16,249,452)   (35,222,316)   (30,868,047)   (13,360,922)   (17,239,913)
                            -------------  -------------  -------------  -------------  -------------  -------------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease)
  in net assets from
  capital share
  transactions ............   (41,788,249)   (23,579,846)  (195,499,717)    20,658,855    (13,581,355)     6,762,551
                            -------------  -------------  -------------  -------------  -------------  -------------

Net decrease in
  net assets ..............   (44,580,847)   (34,685,818)  (214,899,340)   (41,304,548)    (8,967,885)   (42,028,028)

NET ASSETS
Beginning of period .......   202,902,680    237,588,498    492,781,562    534,086,110    241,800,316    283,828,344
                            -------------  -------------  -------------  -------------  -------------  -------------
End of period ............. $ 158,321,833  $ 202,902,680  $ 277,882,222  $ 492,781,562  $ 232,832,431  $ 241,800,316
                            =============  =============  =============  =============  =============  =============

Undistributed net
  investment income ....... $   5,606,267  $   8,476,606  $  13,177,777  $  18,541,166  $   9,674,183  $   9,891,894
                            =============  =============  =============  =============  =============  =============


32      1-800-345-2021                         See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

YEARS ENDED SEPTEMBER 30, 2000 AND SEPTEMBER 30, 1999

Increase (Decrease) in                  2015                            2020                            2025
  Net Assets                    2000            1999           2000            1999            2000            1999

OPERATIONS
Net investment income ..... $   9,358,321  $  11,029,490  $  14,730,532  $  18,152,315  $  38,841,859  $  24,410,129
Net realized gain (loss)
  on investments ..........    (1,059,434)    (1,189,705)    22,677,232     40,557,105     12,775,139     (9,083,532)
Change in net unrealized
  appreciation
  (depreciation)
  on investments ..........     6,441,464    (42,858,822)    (3,652,319)  (132,226,209)    35,464,113    (93,055,873)
                            -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease)
  in net assets resulting
  from operations .........    14,740,351    (33,019,037)    33,755,445    (73,516,789)    87,081,111    (77,729,276)
                            -------------  -------------  -------------  -------------  -------------  -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class ..........   (12,201,171)    (7,536,221)   (17,675,575)   (24,377,620)   (32,236,278)   (12,412,051)
  Advisor Class ...........          (361)          --          (38,610)          (988)       (44,653)        (9,148)
From net realized gains on
  investment transactions:
  Investor Class ..........          --             --      (31,488,441)   (61,543,905)          --             --
  Advisor Class ...........          --             --          (70,913)        (2,511)          --             --
In excess of net realized
  gains on investment
  transactions:
  Investor Class ..........      (136,591)      (295,396)          --             --             --       (3,038,701)
  Advisor Class ...........            (4)          --             --             --             --           (2,318)
                            -------------  -------------  -------------  -------------  -------------  -------------
Decrease in net assets
  from distributions ......   (12,338,127)    (7,831,617)   (49,273,539)   (85,925,024)   (32,280,931)   (15,462,218)
                            -------------  -------------  -------------  -------------  -------------  -------------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease)
  in net assets from
  capital share
  transactions ............   (85,876,442)    88,969,917    (56,786,453)    (9,329,139)  (294,432,464)   492,333,318
                            -------------  -------------  -------------  -------------  -------------  -------------

Net increase (decrease)
  in net assets ...........   (83,474,218)    48,119,263    (72,304,547)  (168,770,952)  (239,632,284)   399,141,824

NET ASSETS
Beginning of period .......   218,200,510    170,081,247    317,280,819    486,051,771    755,353,372    356,211,548
                            -------------  -------------  -------------  -------------  -------------  -------------
End of period ............. $ 134,726,292  $ 218,200,510  $ 244,976,272  $ 317,280,819  $ 515,721,088  $ 755,353,372
                            =============  =============  =============  =============  =============  =============

Undistributed net
  investment income ....... $   6,151,007  $   8,994,220  $  10,334,113  $  13,317,766  $  27,312,242  $  20,751,314
                            =============  =============  =============  =============  =============  =============


See Notes to Financial Statements              www.americancentury.com      33


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The trust is composed of the following series: Target 2000 Fund (2000), Target 2005 Fund (2005), Target 2010 Fund
(2010), Target 2015 Fund (2015), Target 2020 Fund (2020), and Target 2025 Fund
(2025) (the funds). The funds are diversified under the 1940 Act. Each fund seeks to provide the highest attainable investment return consistent with the creditworthiness of U.S. Treasury securities and the professional management of reinvestment and market risks. Each fund invests primarily in zero-coupon U.S. Treasury securities and will be liquidated in December of its target maturity year. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities are valued based on data obtained through a commercial pricing service or at the most recent bid price. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized gains are declared and paid annually in December.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At September 30, 2000, the funds, 2000, 2005, 2010, and 2015 had accumulated net realized capital loss carryovers for federal income tax purposes of $72,734, $182,279, $906,265, and $120,223, respectively, (expiring in 2008) which may be used to offset future taxable gains.

    For the year ended September 30, 2000, the funds, 2000, 2005, 2010, and 2015 incurred net capital losses of $306,984, $9,769,224, $3,675,932, and $2,211,136, respectively. The funds, 2000, 2005, 2010, and 2015, have elected to treat such losses as having been incurred in the following fiscal year.

    REVERSE SHARE SPLITS -- The trustees may authorize reverse share splits immediately after and of a size that exactly offsets the per share amount of the annual dividend and capital gain distribution (if any). After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distributions and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the trust. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended September 30, 2000, the effective annual Investor Class management fee was 0.59% for each fund.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net


34      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan for the year ended September 30, 2000, were $7,392, $14,480, $6,682, $86,
$3,206, and $4,538 for 2000, 2005, 2010, 2015, 2020, and 2025, respectively.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the trust.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

    As of September 30, 2000, the funds, 2000, 2005, 2010, 2015, 2020, and 2025, had invested $1,333,495, $187,799, $1,966,497, $233,424, $1,552,626, and
$167,460, respectively, in shares of the Capital Preservation Fund (CPF). CPF is a money market fund managed by ACIM. The terms of these transactions were identical to those with non-related entities except that, to avoid duplicative management fees, the funds did not pay ACIM management fees with respect to assets invested in CPF.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions in U.S. Treasury securities, excluding short-term investments, for the year ended September 30, 2000, were as follows:

                            2000           2005           2010           2015           2020            2025

Purchases .............  $22,490,454    $58,847,963    $48,729,145    $42,481,992    $28,400,966   $358,991,166
Proceeds from Sales ... $160,736,545   $291,787,594    $77,640,050   $141,915,490   $136,753,756   $682,116,244

    On September 30, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                            2000           2005           2010           2015           2020            2025

Appreciation ..........    $87,201      $5,608,831     $10,214,054    $23,305,200    $50,295,349    $16,113,928
Depreciation ..........   (26,281)      (6,785,954)    (3,454,120)        --          (284,617)     (8,168,870)
                        ------------   ------------   ------------   ------------   ------------   ------------
Net ...................   $60,920      $(1,177,123)    $6,759,934    $23,305,200    $50,010,732     $7,945,058
                        ============   ============   ============   ============   ============   ============
Federal Tax Cost ...... $157,127,045   $278,708,633   $224,104,146   $111,256,313   $193,356,439   $507,132,264
                        ============   ============   ============   ============   ============   ============


                                              www.americancentury.com      35


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                     2000                          2005                            2010
                            SHARES         AMOUNT         SHARES          AMOUNT          SHARES          AMOUNT
INVESTOR CLASS
Year ended
  September 30, 2000
Sold ..................       720,930  $  67,734,099      1,708,458  $ 121,971,368      2,152,314  $ 119,003,325
Issued in reinvestment
  of distributions ....       124,776     11,363,356        513,722     34,507,072        250,010     12,968,013
Redeemed ..............    (1,266,747)  (121,605,777)    (4,902,558)  (353,219,814)    (2,655,053)  (145,950,251)
Reverse share split ...      (127,923)          --         (520,863)          --         (255,802)          --
                        -------------  -------------  -------------  -------------  -------------  -------------
Net decrease ..........      (548,964) $ (42,508,322)    (3,201,241) $(196,741,374)      (508,531) $ (13,978,913)
                        =============  =============  =============  =============  =============  =============

Year ended
  September 30, 1999
Sold ..................       612,092  $  57,770,190      3,807,270  $ 285,909,492      3,066,873  $ 180,610,643
Issued in reinvestment
  of distributions ....       181,232     15,837,405        284,344     20,558,418        291,993     16,796,367
Redeemed ..............    (1,039,070)   (98,046,529)    (3,876,362)  (288,258,701)    (3,272,275)  (191,905,328)
Reverse share split ...      (185,554)          --         (418,534)          --         (299,137)          --
                        -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease)      (431,300) $ (24,438,934)      (203,282) $  18,209,209       (212,546) $   5,501,682
                        =============  =============  =============  =============  =============  =============

ADVISOR CLASS
Year ended
  September 30, 2000
Sold ..................        13,340  $   1,299,366         44,139  $   3,272,626         11,814  $     666,392
Issued in reinvestment
  of distributions ....           593         53,918          2,288        153,492          1,107         57,359
Redeemed ..............        (6,435)      (633,211)       (29,476)    (2,184,461)        (5,912)      (326,193)
Reverse share split ...          (728)          --           (2,886)          --           (1,408)          --
                        -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease)         6,770  $     720,073         14,065  $   1,241,657          5,601  $     397,558
                        =============  =============  =============  =============  =============  =============

Year ended
  September 30, 1999(1)
Sold ..................        11,570  $   1,094,025         42,734  $   3,107,666         21,871  $   1,267,921
Issued in reinvestment
  of distributions ....            53          4,628             41          2,962             23          1,342
Redeemed ..............        (2,525)      (239,565)        (8,969)      (660,982)          (141)        (8,394)
Reverse share split ...           (53)          --              (90)          --              (23)          --
                        -------------  -------------  -------------  -------------  -------------  -------------
Net increase ..........         9,045  $     859,088         33,716  $   2,449,646         21,730  $   1,260,869
                        =============  =============  =============  =============  =============  =============

(1) October 20, 1998 (commencement of sale) through September 30, 1999 for 2010.


36      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

    Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                        2015                              2020                            2025
                               SHARES         AMOUNT             SHARES          AMOUNT          SHARES          AMOUNT
INVESTOR CLASS
Year ended
  September 30, 2000
Sold ..................       2,213,952  $    95,365,822        6,968,069  $   213,622,783       27,197,630  $   678,458,390
Issued in reinvestment
  of distributions ....         297,512       12,087,909        1,839,250       47,323,884        1,176,606       29,462,121
Redeemed ..............      (4,471,634)    (193,343,793)     (10,236,528)    (317,954,222)     (38,300,778)  (1,002,350,762)
Reverse share split ...        (303,308)            --         (1,898,863)            --         (1,282,713)            --
                        ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net decrease ..........      (2,263,478) $   (85,890,062)      (3,328,072) $   (57,007,555)     (11,209,255) $  (294,430,251)
                        ===============  ===============  ===============  ===============  ===============  ===============
Year ended
  September 30, 1999
Sold ..................       4,900,767  $   231,105,218        9,471,007  $   322,941,734       36,680,251  $ 1,034,698,158
Issued in reinvestment
  of distributions ....         148,946        7,107,814        2,776,706       81,173,983          483,568       14,677,215
Redeemed ..............      (3,227,104)    (149,250,610)     (12,145,981)    (414,047,230)     (19,136,239)    (558,021,783)
Reverse share split ...        (163,477)            --         (2,906,872)            --           (507,859)            --
                        ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net increase (decrease)       1,659,132  $    88,962,422       (2,805,140) $    (9,931,513)      17,519,721  $   491,353,590
                        ===============  ===============  ===============  ===============  ===============  ===============
ADVISOR CLASS
Year ended
  September 30, 2000
Sold ..................             468  $        20,891           16,890  $       537,058           25,217  $       691,081
Issued in reinvestment
  of distributions ....               9              365            3,015           77,529            1,477           36,919
Redeemed ..............            (172)          (7,636)         (12,304)        (393,485)         (26,816)        (730,213)
Reverse share split ...              (9)            --             (4,054)            --             (1,774)            --
                        ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net increase (decrease)             296  $        13,620            3,547  $       221,102           (1,896) $        (2,213)
                        ===============  ===============  ===============  ===============  ===============  ===============
Year ended
  September 30, 1999(1)
Sold ..................             172  $         7,495           28,341  $       905,834           51,875  $     1,424,236
Issued in reinvestment
  of distributions ....            --               --                120            3,499              378           11,465
Redeemed ..............            --               --             (9,571)        (306,959)         (16,521)        (455,973)
Reverse share split ...            --               --               (120)            --               (378)            --
                        ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net increase ..........             172  $         7,495           18,770  $       602,374           35,354  $       979,728
                        ===============  ===============  ===============  ===============  ===============  ===============

(1) July 23, 1999 (commencement of sale) through September 30, 1999 for 2015, and October 19, 1998 (commencement of sale) through September 30, 1999 for 2020


                                               www.americancentury.com      37


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2000

--------------------------------------------------------------------------------
5.  SECURITIES LENDING

    At September 30, 2000, securities valued at $25,869,405 for 2025 were on loan to brokers. Securities received as collateral, at this date, were valued at $27,969,501. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
6.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended September 30, 2000.


38      1-800-345-2021


Target: 2000--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                                    Investor Class
                                               2000          1999          1998          1997          1996
PER-SHARE DATA
Net Asset Value, Beginning of Period .... $     96.11   $     93.78   $     86.05   $     79.95   $     76.86
                                          -----------   -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income(1) ..............        5.41          5.06          5.13          5.10          4.75
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ............       (0.60)        (2.73)         2.60          1.00         (1.66)
                                          -----------   -----------   -----------   -----------   -----------
  Total From Investment Operations ......        4.81          2.33          7.73          6.10          3.09
                                          -----------   -----------   -----------   -----------   -----------
Distributions(2)
  From Net Investment Income ............       (5.52)        (5.57)        (5.64)        (5.20)        (3.94)
  From Net Realized Gains on
  Investment Transactions ...............       (0.06)        (1.32)         --            --            --
  In Excess of Net Realized Gains .......       (0.19)         --            --            --            --
                                          -----------   -----------   -----------   -----------   -----------
  Total Distributions ...................       (5.77)        (6.89)        (5.64)        (5.20)        (3.94)
                                          -----------   -----------   -----------   -----------   -----------
Reverse Share Split .....................        5.77          6.89          5.64          5.20          3.94
                                          -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period .......... $    100.92   $     96.11   $     93.78   $     86.05   $     79.95
                                          ===========   ===========   ===========   ===========   ===========
  Total Return(3) .......................        5.00%         2.48%         8.97%         7.64%         4.01%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...................        0.59%         0.59%         0.59%         0.56%         0.53%
Ratio of Net Investment Income
to Average Net Assets ...................        5.51%         5.34%         5.75%         6.14%         5.99%
Portfolio Turnover Rate .................          16%           31%           82%           10%           29%
Net Assets, End of Period
(in thousands) .......................... $   156,666   $   201,971   $   237,525   $   248,377   $   267,757

(1)  Computed using average shares outstanding throughout the period.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements               www.americancentury.com      39


Target 2000--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)

                                                       Advisor Class
                                               2000        1999      1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........ $95.85      $93.76     $91.41
                                             ---------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ..................  5.17        4.88       0.54
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ................ (0.63)      (2.79)      1.81
                                             ---------   --------   --------
  Total From Investment Operations ..........  4.54        2.09       2.35
                                             ---------   --------   --------
Distributions
  From Net Investment Income ................ (5.25)      (5.50)       --
  From Net Realized Gains on
  Investment Transactions ................... (0.06)      (1.32)       --
  In Excess of Net Realized Gains ........... (0.19)        --         --
                                             ---------   --------   --------
  Total Distributions ....................... (5.50)      (6.82)       --
                                             ---------   --------   --------
Reverse Share Split .........................  5.50        6.82        --
                                             ---------   --------   --------
Net Asset Value, End of Period ..............$100.39      $95.85     $93.76
                                             =========   ========   ========
  Total Return(3) ...........................  4.74%       2.23%      2.57%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .......................  0.84%       0.84%    0.84%(4)
Ratio of Net Investment Income
to Average Net Assets .......................  5.26%       5.09%    5.06%(4)
Portfolio Turnover Rate .....................   16%         31%        82%
Net Assets, End of Period
(in thousands) .............................. $1,656       $932        $64

(1)  August 20, 1998 (commencement of sale) through September 30, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


40      1-800-345-2021                        See Notes to Financial Statements


Target: 2005--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                                    Investor Class
                                               2000          1999          1998          1997          1996
PER-SHARE DATA
Net Asset Value, Beginning of Period .... $     72.55   $     76.72   $     64.54   $     57.83   $     56.61
                                          -----------   -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income(1) ..............        4.09          3.77          3.84          3.74          3.50
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ............        0.45         (7.94)         8.34          2.97         (2.28)
                                          -----------   -----------   -----------   -----------   -----------
  Total From Investment Operations ......        4.54         (4.17)        12.18          6.71          1.22
                                          -----------   -----------   -----------   -----------   -----------
Distributions(2)
  From Net Investment Income ............       (3.89)        (3.39)        (3.61)        (3.61)        (2.06)
  From Net Realized Gains on
  Investment Transactions ...............        --           (1.07)        (0.27)        (0.44)        (0.58)
  In Excess of Net Realized Gains .......       (1.56)         --            --            --            --
                                          -----------   -----------   -----------   -----------   -----------
  Total Distributions ...................       (5.45)        (4.46)        (3.88)        (4.05)        (2.64)
                                          -----------   -----------   -----------   -----------   -----------
Reverse Share Split .....................        5.45          4.46          3.88          4.05          2.64
                                          -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period .......... $     77.09   $     72.55   $     76.72   $     64.54   $     57.83
                                          ===========   ===========   ===========   ===========   ===========
  Total Return(3) .......................        6.26%        (5.44)%       18.87%        11.60%         2.15%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...................        0.59%         0.59%         0.59%         0.57%         0.58%
Ratio of Net Investment Income
to Average Net Assets ...................        5.58%         5.10%         5.53%         6.15%         6.05%
Portfolio Turnover Rate .................          17%           81%           35%           15%           31%
Net Assets, End of Period
(in thousands) .......................... $   274,117   $   490,248   $   533,986   $   281,677   $   238,864

(1)  Computed using average shares outstanding throughout the period.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements               www.americancentury.com      41


Target: 2005--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)

                                                   Advisor Class
                                             2000       1999       1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...... $72.34     $76.69      $70.91
                                           --------   ---------   --------
Income From Investment Operations
  Net Investment Income(2) ................  3.91       3.60        0.58
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..............  0.45      (7.95)       5.20
                                           --------   ---------   --------
  Total From Investment Operations ........  4.36      (4.35)       5.78
                                           --------   ---------   --------
Distributions
  From Net Investment Income .............. (3.70)     (3.32)        --
  From Net Realized Gains on
  Investment Transactions .................   --       (1.07)        --
  In Excess of Net Realized Gains ......... (1.56)       --          --
                                           --------   ---------   --------
  Total Distributions ..................... (5.26)     (4.39)        --
                                           --------   ---------   --------
Reverse Share Split .......................  5.26       4.39         --
                                           --------   ---------   --------
Net Asset Value, End of Period ............ $76.70     $72.34      $76.69
                                           ========   =========   ========
  Total Return(3) .........................  6.03%     (5.67)%      8.15%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .....................  0.84%      0.84%     0.84%(4)
Ratio of Net Investment Income
to Average Net Assets .....................  5.33%      4.85%     4.87%(4)
Portfolio Turnover Rate ...................   17%        81%         35%
Net Assets, End of Period
(in thousands) ............................ $3,765     $2,533       $100

(1)  August 3, 1998 (commencement of sale) through September 30, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


42      1-800-345-2021                        See Notes to Financial Statements


Target: 2010--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                                     Investor Class
                                               2000          1999          1998          1997          1996
PER-SHARE DATA
Net Asset Value, Beginning of Period .... $     55.10   $     61.98   $     49.16   $     42.47   $     42.14
                                          -----------   -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income(1) ..............        3.32          3.07          2.94          2.79          2.58
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ............        1.50         (9.95)         9.88          3.90         (2.25)
                                          -----------   -----------   -----------   -----------   -----------
  Total From Investment Operations ......        4.82         (6.88)        12.82          6.69          0.33
                                          -----------   -----------   -----------   -----------   -----------
Distributions(2)
  From Net Investment Income ............       (3.21)        (2.78)        (2.46)        (2.82)        (1.57)
  From Net Realized Gains on
  Investment Transactions ...............        --           (1.33)        (0.29)        (1.17)         --
  In Excess of Net Realized Gains .......        --           (0.16)         --            --            --
                                          -----------   -----------   -----------   -----------   -----------
  Total Distributions ...................       (3.21)        (4.27)        (2.75)        (3.99)        (1.57)
                                          -----------   -----------   -----------   -----------   -----------
Reverse Share Split .....................        3.21          4.27          2.75          3.99          1.57
                                          -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period .......... $     59.92   $     55.10   $     61.98   $     49.16   $     42.47
                                          ===========   ===========   ===========   ===========   ===========
  Total Return(3) .......................        8.75%       (11.10)%       26.08%        15.75%         0.78%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...................        0.59%         0.59%         0.59%         0.62%         0.67%
Ratio of Net Investment Income
to Average Net Assets ...................        5.90%         5.31%         5.39%         6.15%         5.98%
Portfolio Turnover Rate .................          22%           49%           34%           26%           24%
Net Assets, End of Period
(in thousands) .......................... $   231,202   $   240,606   $   283,828   $   124,812   $   111,117

(1)  Computed using average shares outstanding throughout the period.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements               www.americancentury.com      43


Target: 2010--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)

                                                 Advisor Class
                                               2000       1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........ $54.96      $60.12
                                             ---------   --------
Income From Investment Operations
  Net Investment Income(2) ..................  3.17        2.81
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ................  1.54       (7.97)
                                             ---------   --------
  Total From Investment Operations ..........  4.71       (5.16)
                                             ---------   --------
Distributions
  From Net Investment Income ................ (3.07)      (2.76)
  From Net Realized Gains on
  Investment Transactions ...................   --        (1.33)
  In Excess of Net Realized Gains ...........   --        (0.16)
                                             ---------   --------
  Total Distributions ....................... (3.07)      (4.25)
                                             ---------   --------
Reverse Share Split .........................  3.07        4.25
                                             ---------   --------
Net Asset Value, End of Period .............. $59.67      $54.96
                                             =========   ========
  Total Return(3) ...........................  8.57%      (8.58)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .......................  0.84%     0.84%(4)
Ratio of Net Investment Income
to Average Net Assets .......................  5.65%     5.06%(4)
Portfolio Turnover Rate .....................   22%         49%
Net Assets, End of Period
(in thousands) .............................. $1,631      $1,194

(1)  October 20, 1998 (commencement of sale) through September 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


44      1-800-345-2021                        See Notes to Financial Statements


Target: 2015--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                               Investor Class
                                             2000       1999        1998       1997       1996
PER-SHARE DATA
Net Asset Value, Beginning of Period ...... $43.04     $49.87      $38.34     $31.96     $32.20
                                           --------   ---------   --------   --------   ---------
Income From Investment Operations
  Net Investment Income(1) ................  2.58       2.39        2.17       2.00       1.85
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..............  2.39      (9.22)       9.36       4.38      (2.09)
                                           --------   ---------   --------   --------   ---------
  Total From Investment Operations ........  4.97      (6.83)      11.53       6.38      (0.24)
                                           --------   ---------   --------   --------   ---------
Distributions(2)
  From Net Investment Income .............. (2.46)     (2.10)      (2.11)     (2.05)     (1.28)
  From Net Realized Gains on
  Investment Transactions .................   --         --        (1.40)     (0.34)     (1.61)
  In Excess of Net Realized Gains ......... (0.03)     (0.08)        --         --         --
                                           --------   ---------   --------   --------   ---------
  Total Distributions ..................... (2.49)     (2.18)      (3.51)     (2.39)     (2.89)
                                           --------   ---------   --------   --------   ---------
Reverse Share Split .......................  2.49       2.18        3.51       2.39       2.89
                                           --------   ---------   --------   --------   ---------
Net Asset Value, End of Period ............ $48.01     $43.04      $49.87     $38.34     $31.96
                                           ========   =========   ========   ========   =========
  Total Return(3) ......................... 11.55%    (13.70)%     30.07%     19.96%     (0.74)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .....................  0.59%      0.59%       0.59%      0.61%      0.65%
Ratio of Net Investment Income
to Average Net Assets .....................  5.82%      5.25%       4.96%      5.79%      5.63%
Portfolio Turnover Rate ...................   26%        55%         31%        21%        17%
Net Assets, End of Period
(in thousands) ............................$134,704   $218,193    $170,081   $114,900   $115,654

(1)  Computed using average shares outstanding throughout the perio

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements               www.americancentury.com      45


Target: 2015--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)

                                                Advisor Class
                                              2000       1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ......  $43.02      $43.65
                                            ---------   --------
Income From Investment Operations
  Net Investment Income(2) ................   2.49        0.46
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..............   2.36       (1.09)
                                            ---------   --------
  Total From Investment Operations ........   4.85       (0.63)
                                            ---------   --------
Distributions
  From Net Investment Income ..............  (2.42)        --
  From Net Realized Gains on
  Investment Transactions .................    --          --
  In Excess of Net Realized Gains .........  (0.03)        --
                                            ---------   --------
  Total Distributions .....................  (2.45)        --
                                            ---------   --------
Reverse Share Split .......................   2.45         --
                                            ---------   --------
Net Asset Value, End of Period ............  $47.87      $43.02
                                            =========   ========
  Total Return(3) .........................  11.27%      (1.44)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .....................   0.84%     0.83%(4)
Ratio of Net Investment Income
to Average Net Assets .....................   5.57%     5.01%(4)
Portfolio Turnover Rate ...................    26%         55%
Net Assets, End of Period
(in thousands) ............................   $22          $7

(1)  July 23, 1999 (commencement of sale) through September 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


46      1-800-345-2021                       See Notes to Financial Statements


Target: 2020--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                               Investor Class
                                              2000        1999       1998       1997        1996
PER-SHARE DATA
Net Asset Value, Beginning of Period ......  $30.61      $36.95     $27.17     $22.00      $22.47
                                            ---------   --------   --------   ---------   --------
Income From Investment Operations
  Net Investment Income(1) ................   1.77        1.62       1.53       1.51        1.41
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..............   2.41       (7.96)      8.25       3.66       (1.88)
                                            ---------   --------   --------   ---------   --------
  Total From Investment Operations ........   4.18       (6.34)      9.78       5.17       (0.47)
                                            ---------   --------   --------   ---------   --------
Distributions(2)
  From Net Investment Income ..............  (1.85)      (2.06)     (2.35)     (1.45)      (0.40)
  From Net Realized Gains on
  Investment Transactions .................  (3.30)      (5.20)     (2.19)       --        (0.04)
                                            ---------   --------   --------   ---------   --------
  Total Distributions .....................  (5.15)      (7.26)     (4.54)     (1.45)      (0.44)
                                            ---------   --------   --------   ---------   --------
Reverse Share Split .......................   5.15        7.26       4.54       1.45        0.44
                                            ---------   --------   --------   ---------   --------
Net Asset Value, End of Period ............  $34.79      $30.61     $36.95     $27.17      $22.00
                                            =========   ========   ========   =========   ========
  Total Return(3) .........................  13.66%     (17.16)%    36.00%     23.50%      (2.09)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .....................   0.59%       0.59%      0.59%      0.53%       0.61%
Ratio of Net Investment Income
to Average Net Assets .....................   5.49%       4.82%      4.83%      6.29%       6.25%
Portfolio Turnover Rate ...................    11%         31%        18%        14%         47%
Net Assets, End of Period
(in thousands) ............................ $244,203    $316,707   $486,052   $553,551    $926,319

(1)  Computed using average shares outstanding throughout the period.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements               www.americancentury.com      47


Target: 2020--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)

                                                 Advisor Class
                                                2000      1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ......... $30.55     $35.50
                                              --------   --------
Income From Investment Operations
  Net Investment Income(2) ...................  1.69       1.50
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions .................  2.42      (6.45)
                                              --------   --------
  Total From Investment Operations ...........  4.11      (4.95)
                                              --------   --------
Distributions
  From Net Investment Income ................. (1.79)     (2.05)
  From Net Realized Gains on
  Investment Transactions .................... (3.30)     (5.20)
                                              --------   --------
  Total Distributions ........................ (5.09)     (7.25)
                                              --------   --------
Reverse Share Split ..........................  5.09       7.25
                                              --------   --------
Net Asset Value, End of Period ............... $34.66     $30.55
                                              ========   ========
  Total Return(3) ............................ 13.45%    (13.94)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ........................  0.84%    0.84%(4)
Ratio of Net Investment Income
to Average Net Assets ........................  5.24%    4.57%(4)
Portfolio Turnover Rate ......................   11%        31%
Net Assets, End of Period
(in thousands) ...............................  $773       $574

(1)  October 19, 1998 (commencement of sale) through September 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


48      1-800-345-2021                        See Notes to Financial Statements


Target: 2025--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)

                                                              Investor Class
                                             2000       1999        1998       1997      1996(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...... $26.22     $31.67      $22.27     $17.91     $19.85
                                           --------   ---------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ................  1.54       1.46        1.33       1.21       0.72
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..............  1.56      (6.91)       8.07       3.15      (2.66)
                                           --------   ---------   --------   --------   --------
  Total From Investment Operations ........  3.10      (5.45)       9.40       4.36      (1.94)
                                           --------   ---------   --------   --------   --------
Distributions(2)
  From Net Investment Income .............. (1.11)     (1.28)      (0.70)     (0.72)       --
  From Net Realized Gains on
  Investment Transactions .................   --         --        (0.05)       --         --
  In Excess of Net Realized Gains .........   --       (0.31)        --         --         --
                                           --------   ---------   --------   --------   --------
  Total Distributions ..................... (1.11)     (1.59)      (0.75)     (0.72)       --
                                           --------   ---------   --------   --------   --------
Reverse Share Split .......................  1.11       1.59        0.75       0.72        --
                                           --------   ---------   --------   --------   --------
Net Asset Value, End of Period ............ $29.32     $26.22      $31.67     $22.27     $17.91
                                           ========   =========   ========   ========   ========
  Total Return(3) ......................... 11.82%    (17.21)%     42.21%     24.34%     (9.77)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .....................  0.59%      0.59%       0.59%      0.62%    0.67%(4)
Ratio of Net Investment Income
to Average Net Assets .....................  5.64%      5.25%       4.94%      6.14%    6.57%(4)
Portfolio Turnover Rate ...................   52%        54%         52%        58%        61%
Net Assets, End of Period
(in thousands) ............................$514,663   $754,356    $356,122   $73,821     $35,661

(1)  February 15, 1996 (inception) through September 30, 1996.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements              www.americancentury.com      49


Target: 2025--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)

                                                      Advisor Class
                                              2000        1999      1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ......  $26.13      $31.64     $27.27
                                            ---------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ................   1.47        1.39       0.41
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..............   1.57       (6.90)      3.96
                                            ---------   --------   --------
  Total From Investment Operations ........   3.04       (5.51)      4.37
                                            ---------   --------   --------
Distributions
  From Net Investment Income ..............  (1.05)      (1.23)       --
  From Net Realized Gains on
  Investment Transactions .................    --          --         --
  In Excess of Net Realized Gains .........    --        (0.31)       --
                                            ---------   --------   --------
  Total Distributions .....................  (1.05)      (1.54)       --
                                            ---------   --------   --------
Reverse Share Split .......................   1.05        1.54        --
                                            ---------   --------   --------
Net Asset Value, End of Period ............  $29.17      $26.13     $31.64
                                            =========   ========   ========
  Total Return(3) .........................  11.63%     (17.41)%    16.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .....................   0.84%       0.84%    0.84%(4)
Ratio of Net Investment Income
to Average Net Assets .....................   5.39%       5.00%    4.37%(4)
Portfolio Turnover Rate ...................    52%         54%        52%
Net Assets, End of Period
(in thousands) ............................  $1,058       $997        $89

(1)  June 1, 1998 (commencement of sale) through September 30, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


50      1-800-345-2021                       See Notes to Financial Statements


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Trustees of the American Century Target Maturities
Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Target Maturities Trust 2000 Fund, the Target Maturities Trust 2005 Fund, the Target Maturities Trust 2010 Fund, the Target Maturities Trust 2015 Fund, the Target Maturities Trust 2020 Fund, and the Target Maturities Trust 2025 Fund (the "Funds") at September 30, 2000, and the results of their operations for the year then ended, the changes in net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended September 30, 1997, for the 2000, 2005, 2010, 2015 and 2020 Funds, and for the two years in the period ended September 30, 1997, for 2025 Fund, were audited by other auditors, whose report, dated November 3, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
November 8, 2000


                                                www.americancentury.com      51


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


52      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     The six TARGET MATURITIES TRUST funds, including TARGET: 2000, TARGET:
2005, TARGET: 2010, TARGET: 2015, TARGET: 2020, and TARGET: 2025, invest primarily in zero-coupon U.S. Treasury securities and will be liquidated shortly after the conclusion of their target maturity year. Although these funds offer a relatively predictable return if held to maturity, they may be subject to dramatic price fluctuations that can result in significant gains or losses if sold prior to maturity.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. The index is not an investment product available for purchase.

     The MERRILL LYNCH LONG-TERM TREASURY INDEX is an index of U.S. Treasury securities with maturities greater than 10 years.

FUND BENCHMARKS

     The benchmarks for the Target Maturities Trust funds are coupon STRIPS issues maturing in the target year of each portfolio.

     The benchmark for the Target: 2000 fund is the 11/15/00 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2000.

     The benchmark for the Target: 2005 fund is the 11/15/05 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2005.

     The benchmark for the Target: 2010 fund is the 11/15/10 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2010.

     The benchmark for the Target: 2015 fund is the 11/15/15 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2015.

     The benchmark for the Target: 2020 fund is the 11/15/20 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2020.

     The benchmark for the Target: 2025 fund is the 11/15/25 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2025.

[right margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
       JEREMY FLETCHER
       DAVE SCHROEDER


                                                www.americancentury.com      53


Glossary
--------------------------------------------------------------------------------

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

*   COUPON -- the stated interest rate of a security.

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 39-51.

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* ANTICIPATED GROWTH RATE (AGR) --an approximation of the annualized rate of return that an investor may expect from his purchase date to the fund's WAM date, assuming all dividends and capital gains distributions are reinvested. It assumes that the AVM is reached on the WAM date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* WEIGHTED AVERAGE MATURITY (WAM) DATE -- an average of the maturity dates of a portfolio's securities, weighted by dollar amount. The WAM date is calculated based on the WAM of the portfolio's investments on a given day.

* ANTICIPATED VALUE AT MATURITY (AVM) -- the expected redemption value of a portfolio share on the portfolio's WAM date. (Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM or that the AGR will be realized.)

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. (See Note 2 in the Notes to Financial Statements.)

TYPES OF SECURITIES

* ZERO-COUPON BONDS (ZEROS) --bonds that make no periodic interest payments. Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity.

TYPES OF ZEROS

* STRIPS (SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES) -- the U.S. Treasury Department program that allows broker-dealers to "strip" Treasury securities into their component parts. The securities created by this "stripping" activity are also known as STRIPS. STRIPS are direct obligations of the U.S. government and are the most liquid (easily bought and sold) Treasury zeros.

* REFCORPS (RESOLUTION FUNDING CORPORATION ZEROS) -- zeros created from bonds issued by the Resolution Funding Corporation, a U.S. government agency. The principal portions of these bonds are secured by Treasury zeros, and the interest portions are guaranteed by the U.S. Treasury. REFCORPs are also relatively liquid.


54      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* RECEIPT ZEROS -- zeros created and issued by broker-dealers before the STRIPS program was implemented in 1985. Broker-dealers created receipt zeros by purchasing Treasury bonds, depositing them in a custodian bank, and then selling receipts representing ownership interest in the interest coupons or principal portions of the bonds. The types of receipt zeros include:

    TRS (TREASURY RECEIPTS) -- generic receipt zeros.

    ETRS (EASY-GROWTH TREASURY RECEIPTS) -- issued by Dean Witter Reynolds, Inc.

    CATS (CERTIFICATES OF ACCRUAL OF TREASURY SECURITIES) -- issued by Salomon Brothers.

* BECCS -- principal zeros that have been converted from physical delivery to wirable (i.e., able to be transferred electronically) form.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      55


Notes
--------------------------------------------------------------------------------


56      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY TARGET MATURITIES TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0011                                 American Century Investment Services, Inc.
SH-ANN-22593                      (c)2000 American Century Services Corporation